    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 1998



                                               SECURITIES ACT FILE NO. 333-28619

                                        INVESTMENT COMPANY ACT FILE NO. 811-4311
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

PRE-EFFECTIVE AMENDMENT NO. 1                   POST-EFFECTIVE AMENDMENT NO. [ ]

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------
                      MERRILL LYNCH CONVERTIBLE FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------
                                 (609) 282-2800
                        (AREA CODE AND TELEPHONE NUMBER)
                            ------------------------
                             800 SCUDDERS MILL ROAD
                           PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                            ------------------------
                                 ARTHUR ZEIKEL
                      MERRILL LYNCH CONVERTIBLE FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

            JOHN A. MACKINNON, ESQ.                       PHILIP L. KIRSTEIN, ESQ.
               BROWN & WOOD LLP                     MERRILL LYNCH ASSET MANAGEMENT, L.P.
            ONE WORLD TRADE CENTER                         800 SCUDDERS MILL ROAD
            NEW YORK, NY 10048-0557                         PLAINSBORO, NJ 08536

                            ------------------------
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
                            ------------------------


     TITLE OF SECURITIES BEING REGISTERED: Common Stock, par value $.10 per share.


     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No. 333-28619).

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                      MERRILL LYNCH CONVERTIBLE FUND, INC.

                             CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

                     FORM N-14                                   PROXY STATEMENT AND
                      ITEM NO.                                   PROSPECTUS CAPTION
----------------------------------------------------    -------------------------------------
PART A
Item  1. Beginning of Registration Statement and
         Outside Front Cover Page of Prospectus.....    Registration Statement Cover Page;
                                                        Proxy Statement and Prospectus Cover
                                                          Page
Item  2. Beginning and Outside Back Cover Page of
         Prospectus.................................    Table of Contents
Item  3. Fee Table, Synopsis Information and Risk
         Factors....................................    Summary; Risk Factors and Special
                                                          Considerations
Item  4. Information about the Transaction..........    Summary; The Reorganization --
                                                          Agreement and Plan of
                                                          Reorganization
Item  5. Information about the Registrant...........    Proxy Statement and Prospectus Cover
                                                          Page; Summary; Comparison of the
                                                          Funds; Additional Information
Item  6. Information about the Company Being
         Acquired...................................    Proxy Statement and Prospectus Cover
                                                          Page; Summary; Comparison of the
                                                          Funds; Additional Information
Item  7. Voting Information.........................    Notice of Special Meeting of
                                                          Stockholders; Introduction;
                                                          Summary; Comparison of the Funds;
                                                          Information Concerning the Special
                                                          Meeting; Additional Information
Item  8. Interest of Certain Persons and Experts....    Not Applicable
Item  9. Additional Information Required for
         Reoffering by Persons Deemed to be
         Underwriters...............................    Not Applicable
PART B
Item 10. Cover Page.................................    Cover Page
Item 11. Table of Contents..........................    Table of Contents
Item 12. Additional Information about the
  Registrant........................................    General Information
Item 13. Additional Information about the Company
         Being Acquired.............................    General Information
Item 14. Financial Statements.......................    Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

                        TO BE HELD ON FEBRUARY 11, 1998

TO THE STOCKHOLDERS OF
  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Global Convertible Fund, Inc. ("Global Convertible") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, February 11, 1998 at 9:00 a.m., New York time, for the following purposes:

          (1) To approve an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Global Convertible by Merrill Lynch Convertible Fund, Inc. ("Convertible Fund"), and the assumption of substantially all of the liabilities of Global Convertible by Convertible Fund, in exchange solely for an equal aggregate value of newly-issued shares of Convertible Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Convertible Fund to stockholders of Global Convertible in liquidation of Global Convertible. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Global Convertible and the termination of its registration under the Investment Company Act of 1940, as amended; and

          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Global Convertible has fixed the close of business on December 19, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Global Convertible entitled to vote at the Meeting will be available and open to the examination of any stockholders of Global Convertible for any purpose germane to the Meeting during ordinary business hours from and after January 28, 1998 at the offices of Global Convertible, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Global Convertible.

                                          By Order of the Board of Directors,
                                          LAWRENCE A. ROGERS
                                          Secretary
Plainsboro, New Jersey

Dated: January 7, 1998

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                            ------------------------
                       SPECIAL MEETING OF STOCKHOLDERS OF
                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                            ------------------------
                               FEBRUARY 11, 1998

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Global Convertible Fund, Inc., a Maryland corporation ("Global Convertible"), for use at the Special Meeting of Stockholders of Global Convertible (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Convertible Fund, Inc., a Maryland corporation ("Convertible Fund"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Global Convertible, in exchange solely for an equal aggregate value of newly-issued shares of Convertible Fund (the "Reorganization"). Immediately upon the receipt by Convertible Fund of Global Convertible's assets and the assumption by Convertible Fund of Global Convertible's liabilities, as described in the preceding sentence, Corresponding Shares (defined below) of Convertible Fund will be distributed to Global Convertible stockholders. Thereafter, Global Convertible will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.
                                                        (continued on next page)

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                            ------------------------

     This Proxy Statement and Prospectus sets forth concisely the information about Convertible Fund that stockholders of Global Convertible should know before considering the Reorganization and should be retained for future reference. Global Convertible has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.


     A statement of additional information relating to the Reorganization (the "Statement of Additional Information"), including pro forma financial statements of Global Convertible and Convertible Fund, is on file with the Commission. It is available from Convertible Fund without charge, upon oral request by calling the toll free telephone number set forth on page 2 or upon written request by writing Convertible Fund at its principal executive offices. The Statement of Additional Information, dated January 7, 1998 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Convertible Fund Prospectus, the Global Convertible Prospectus, the Convertible Fund Statement, the Global Convertible Statement, other material incorporated by reference and other information regarding the Funds.


     The address of the principal executive offices of both Global Convertible and Convertible Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

                            ------------------------


      THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS JANUARY 7, 1998.

     Holders of shares in Global Convertible will receive that class of shares of Convertible Fund having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges ("CDSCs"), if any (the "Corresponding Shares"), as the shares of Global Convertible held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Convertible Fund to be issued to the stockholders of Global Convertible will equal the aggregate net asset value of the outstanding shares of Global Convertible as set forth in the Agreement and Plan of Reorganization. Global Convertible and Convertible Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."


     This Proxy Statement and Prospectus serves as a prospectus of Convertible Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Convertible Fund to Global Convertible pursuant to the terms of the Reorganization.

     Both Global Convertible and Convertible Fund are open-end management investment companies with similar, though not identical, investment objectives. Convertible Fund seeks to provide stockholders with high total return by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities. Global Convertible seeks to provide stockholders with high total return by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. There can be no assurance that, after the Reorganization, Convertible Fund will achieve its investment objective.


     The current prospectus relating to Convertible Fund, dated December 29, 1997 (the "Convertible Fund Prospectus") accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Convertible Fund for the year ended August 31, 1997 also accompanies this Proxy Statement and Prospectus. A statement of additional information relating to Convertible Fund, dated December 29, 1997 (the "Convertible Fund Statement"), a prospectus of Global Convertible dated February 24, 1997 (the "Global Convertible Prospectus") and a statement of additional information relating to Global Convertible, dated February 24, 1997 (the "Global Convertible Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Global Convertible or Convertible Fund at the address above, or by calling 1-800-456-4587, ext. 123.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
INTRODUCTION..........................................................................     4
SUMMARY...............................................................................     4
          The Reorganization..........................................................     4
          Pro Forma Fee Table.........................................................     6
RISK FACTORS AND SPECIAL CONSIDERATIONS...............................................    13
COMPARISON OF THE FUNDS...............................................................    16
          Financial Highlights........................................................    16
          Investment Objectives and Policies..........................................    21
          Other Investment Policies...................................................    24
          Information Regarding Options, Futures and Foreign Exchange Transactions....    25
          Investment Restrictions.....................................................    25
          Management..................................................................    26
          Purchase of Shares..........................................................    27
          Redemption of Shares........................................................    27
          Performance.................................................................    27
          Voting Rights...............................................................    28
          Dividends and Distributions.................................................    28
          Tax Information.............................................................    28
          Portfolio Transactions......................................................    29
          Portfolio Turnover..........................................................    29
          Additional Information......................................................    29
THE REORGANIZATION....................................................................    30
          General.....................................................................    30
          Procedure...................................................................    31
          Terms of the Agreement and Plan of Reorganization...........................    31
          Potential Benefits to Stockholders as a Result of the Reorganization........    33
          Tax Consequences of the Reorganization......................................    34
          Capitalization..............................................................    35
INFORMATION CONCERNING THE SPECIAL MEETING............................................    36
          Date, Time and Place of Meeting.............................................    36
          Solicitation, Revocation and Use of Proxies.................................    36
          Record Date and Outstanding Shares..........................................    36
          Security Ownership of Certain Beneficial Owners and Management of Global
         Convertible and Convertible Fund.............................................    37
          Voting Rights and Required Vote.............................................    37
ADDITIONAL INFORMATION................................................................    38
LEGAL PROCEEDINGS.....................................................................    38
LEGAL OPINIONS........................................................................    39
EXPERTS...............................................................................    39
STOCKHOLDER PROPOSALS.................................................................    39
EXHIBIT I.............................................................................   I-1

                                  INTRODUCTION


     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Global Convertible for use at the Meeting to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on February 11, 1998, at 9:00 a.m., New York time. The mailing address for Global Convertible is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is January 12, 1998.


     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Global Convertible at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Global Convertible and Convertible Fund (the "Agreement and Plan of Reorganization").

     Approval of the Agreement and Plan of Reorganization will require the affirmative vote of Global Convertible stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan of Reorganization. See "Information Concerning the Special Meeting."

     The Board of Directors of Global Convertible knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Global Convertible by Convertible Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares of Convertible Fund to the stockholders of Global Convertible; and (ii) the subsequent deregistration and dissolution of Global Convertible.

THE REORGANIZATION

     At a special meeting of the Board of Directors of Global Convertible held on November 6, 1997, the Board of Directors of Global Convertible approved a proposal that Convertible Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Global Convertible in exchange solely for shares of Convertible Fund to be distributed to the stockholders of Global Convertible.

     Based upon their evaluation of all relevant information, the Directors of Global Convertible have determined that the Reorganization will potentially benefit the stockholders of Global Convertible. Specif-ically, after the Reorganization, Global Convertible stockholders will remain invested in an open-end fund that has an investment objective similar, though not identical, to that of Global Convertible. In addition, after the Reorganization, on a pro forma combined basis, Convertible Fund will pay an advisory fee to MLAM at a lower annual rate than that currently paid by Global Convertible and MLAM anticipates that Global Convertible stockholders will further benefit from a reduced overall operating expense ratio as a result of certain economies of scale expected after the Reorganization. See "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization."


     The Board of Directors of Global Convertible, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Global Convertible and that the interests of existing Global Convertible stockholders will not be diluted as a result of effecting the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Global Convertible and Convertible Fund have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, however, the Board of Directors of Global Convertible or the Board of Directors of Convertible Fund may cause the Reorganization to be postponed or abandoned should either Board determine that it is in the best interests of the stockholders of either Global Convertible or Convertible Fund, respectively, to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Global Convertible, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Global Convertible and the Board of Directors of Convertible Fund; (ii) by the Board of Directors of Global Convertible if any condition to Global Convertible's obligations has not been fulfilled or waived by such Board; or
(iii) by the Board of Directors of Convertible Fund if any condition to Convertible Fund's obligations has not been fulfilled or waived by such Board.

PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF GLOBAL CONVERTIBLE,
                                CONVERTIBLE FUND

           AND THE COMBINED FUND AS OF SEPTEMBER 30, 1997 (UNAUDITED)



                                                    CLASS A SHARES(a)                           CLASS B SHARES(b)
                                          -------------------------------------   ---------------------------------------------
                                                   ACTUAL                                    ACTUAL
                                          -------------------------               -----------------------------
                                            GLOBAL      CONVERTIBLE   PRO FORMA      GLOBAL        CONVERTIBLE      PRO FORMA
                                          CONVERTIBLE      FUND       COMBINED     CONVERTIBLE        FUND          COMBINED
                                          -----------   -----------   ---------   -------------   -------------   -------------
STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price)......................   5.25%(c)      5.25%(c)     5.25%(c)       None            None            None
  Sales Charge Imposed on Dividend
    Reinvestments........................   None          None         None           None            None            None
  Deferred Sales Charge (as a percentage
    of original purchase price or
    redemption proceeds, whichever is
    lower)...............................   None(d)       None(d)      None(d)     4.0% during the first year, decreasing 1.0%
                                                                                  annually thereafter to 0.0% after the fourth
                                                                                                     year(e)
  Exchange Fee...........................   None          None         None           None            None            None

ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fees(f)............   0.65%         0.60%        0.60%          0.65%           0.60%           0.60%
  12b-1-Fees(g):
    Account Maintenance Fees.............   None          None         None           0.25%           0.25%           0.25%
    Distribution Fees....................   None          None         None           0.75%           0.75%           0.75%
  Other Expenses:
    Stockholder Servicing Costs(h).......   0.70%         0.08%        0.05%          0.70%           0.08%           0.05%
    Other................................   1.27%         0.28%        0.29%          1.27%           0.28%           0.29%
                                           ------        ------        -----          ----            ----            ----
        Total Other Expenses.............   1.97%         0.36%        0.34%          1.97%           0.36%           0.34%
                                           ------        ------        -----          ----            ----            ----
  Total Fund Operating Expenses..........   2.62%         0.96%        0.94%          3.62%           1.96%           1.94%
                                           ======        ======        =====          ====            ====            ====


---------------


(a) Class A shares are sold to a limited group of investors including existing Class A stockholders, certain retirement plans and participants in certain fee-based programs. See "Comparison of the Funds -- Purchase of Shares."



(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Comparison of the Funds -- Purchase of Shares."



(c) Reduced for Class A purchases of $25,000 and over, and waived for purchases by certain retirement plans and in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds -- Purchase of Shares."



(d) Class A shares are not subject to a CDSC, except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs.



(e)  The CDSC may be modified in connection with certain fee-based programs.



(f)  See "Comparison of the Funds -- Management."



(g)  See "Comparison of the Funds -- Purchase of Shares."



(h) See "Comparison of the Funds -- Additional Information -- Transfer Agent, Dividend Disbursing Agent and Registrar."

   CUMULATIVE EXPENSES PAID ON CLASS A AND CLASS B SHARES FOR THE PERIOD OF:


                                               CLASS A SHARES                          CLASS B SHARES
                                    -------------------------------------   -------------------------------------
EXAMPLE:                            1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------   ------   -------   -------   --------
An investor would pay the
  following expenses on a $1,000
  investment, including the
  maximum sales load of $52.50
  (Class A shares only) and
  assuming (1) the Total Fund
  Operating Expenses set forth on
  page 6 for the relevant fund,
  (2) a 5% annual return
  throughout the periods and (3)
  redemption at the end of the
  period (including any applicable
  CDSC for Class B shares):
     Global Convertible...........    $78      $130      $184      $332       $76      $131      $187      $372*
     Convertible Fund.............    $62      $ 81      $103      $164       $60      $ 82      $106      $209*
     Combined Fund+...............    $62      $ 81      $102      $162       $60      $ 81      $105      $207*
An investor would pay the
  following expenses on the same
  $1,000 investment assuming no
  redemption at the end of the
  period:
     Global Convertible...........    $78      $130      $184      $332       $36      $111      $187      $372*
     Convertible Fund.............    $62      $ 81      $103      $164       $20      $ 62      $106      $209*
     Combined Fund+...............    $62      $ 81      $102      $162       $20      $ 61      $105      $207*


---------------
* Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.

+ Assuming the Reorganization had taken place on October 1, 1996 (the first day of the year ended September 30, 1997).

PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF GLOBAL CONVERTIBLE,
                                CONVERTIBLE FUND

           AND THE COMBINED FUND AS OF SEPTEMBER 30, 1997 (UNAUDITED)


                                                        CLASS C SHARES                            CLASS D SHARES
                                             -------------------------------------    ---------------------------------------
                                                      ACTUAL                                    ACTUAL
                                             -------------------------                --------------------------
                                               GLOBAL      CONVERTIBLE   PRO FORMA      GLOBAL       CONVERTIBLE    PRO FORMA
                                             CONVERTIBLE      FUND       COMBINED     CONVERTIBLE       FUND        COMBINED
                                             -----------   -----------   ---------    -----------    -----------    ---------
STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price).....       None          None        None        5.25%(a)       5.25%(a)      5.25%(a)
  Sales Charge Imposed on Dividend
    Reinvestments...........................       None          None        None         None           None          None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)...........   1.0% for(b)   1.0% for(b) 1.0% for (b)     None(c)        None(c)       None(c)
                                               one year      one year    one year
  Exchange Fee..............................       None          None        None         None           None          None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fees(d)...............      0.65%         0.60%       0.60%        0.65%          0.60%         0.60%
  12b-1-Fees(e):
    Account Maintenance Fees................      0.25%         0.25%       0.25%        0.25%          0.25%         0.25%
    Distribution Fees.......................      0.75%         0.75%       0.75%         None           None          None
  Other Expenses:
    Stockholder Servicing Costs(f)..........      0.70%         0.08%       0.05%        0.70%          0.08%         0.05%
    Other...................................      1.27%         0.28%       0.29%        1.27%          0.28%         0.29%
                                                  -----         -----       -----      -------        -------        ------
        Total Other Expenses................      1.97%         0.36%       0.34%        1.97%          0.36%         0.34%
                                                  =====         =====       =====      =======        =======        ======
  Total Fund Operating Expenses.............      3.62%         1.96%       1.94%        2.87%          1.21%         1.19%
                                                  =====         =====       =====      =======        =======        ======


---------------
(a) Reduced for Class D purchases of $25,000 and over. Like Class A purchases, certain Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds -- Purchase of Shares."

(b) The CDSC may be waived in connection with certain fee-based programs.

(c) Like Class A shares, Class D shares are not subject to a CDSC, except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs.

(d) See "Comparison of the Funds -- Management."

(e) See "Comparison of the Funds -- Purchase of Shares."

(f) See "Comparison of the Funds -- Additional Information -- Transfer Agent, Dividend Disbursing Agent and Registrar."

   CUMULATIVE EXPENSES PAID ON CLASS C AND CLASS D SHARES FOR THE PERIOD OF:


                                               CLASS C SHARES                          CLASS D SHARES
                                    -------------------------------------   -------------------------------------
EXAMPLE:                            1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------   ------   -------   -------   --------
An investor would pay the
  following expenses on a $1,000
  investment, including the
  maximum sales load of $52.50
  (Class D shares only) and
  assuming (1) the Total Fund
  Operating Expenses set forth on
  page 8 for the relevant fund,
  (2) a 5% annual return
  throughout the periods and (3)
  redemption at the end of the
  period (including any applicable
  CDSC for Class C shares):
     Global Convertible...........    $46      $111      $187      $388       $80      $137      $196      $355
     Convertible Fund.............    $30      $ 62      $106      $229       $64      $ 89      $116      $191
     Combined Fund+...............    $30      $ 61      $105      $226       $64      $ 88      $115      $189
An investor would pay the
  following expenses on the same
  $1,000 investment assuming no
  redemption at the end of the
  period:
     Global Convertible...........    $36      $111      $187      $388       $80      $137      $196      $355
     Convertible Fund.............    $20      $ 62      $106      $229       $64      $ 89      $116      $191
     Combined Fund+...............    $20      $ 61      $105      $226       $64      $ 88      $115      $189


---------------
+ Assuming the Reorganization had taken place on October 1, 1996 (the first day of the year ended September 30, 1997).

     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a Global Convertible or Convertible Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization," "Comparison of the Funds -- Management," "-- Purchase of Shares" and "-- Redemption of Shares."

BUSINESS OF GLOBAL
CONVERTIBLE................  Global Convertible was incorporated under the laws of the State of Maryland on October 22, 1987 and commenced operations on February 26, 1988. Global Convertible is a diversified, open-end management investment company.

                             As of October 31, 1997, Global Convertible had net assets of approximately $28,922,000.

BUSINESS OF CONVERTIBLE
FUND.......................  Convertible Fund was incorporated under the laws of the State of Maryland on May 24, 1985 and commenced operations on August 2, 1985 as a dual-purpose closed-end management investment company. Effective August 4, 1997, Convertible Fund converted to open-end status and since that date has operated as a non-diversified, open-end management investment company.

                             As of October 31, 1997, Convertible Fund had net assets of approximately $86,826,000.

COMPARISON OF THE FUNDS....  Investment Objectives.  Convertible Fund seeks to provide stockholders with high total return by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities. Global Convertible seeks to provide stockholders with high total return by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

                             Investment Policies. Global Convertible invests, under normal circumstances, at least 65% of its total assets in convertible securities and 80% of its assets in convertible securities and synthetic convertible securities of at least three different countries including the United States. It may invest up to 20% of its assets in other types of securities including equity securities and nonconvertible debt securities of United States and non-United States issuers. Convertible Fund invests, under normal circumstances, at least 65% of its total assets in convertible securities and synthetic convertible securities of United States and non-United States issuers. It may invest up to 35% of its assets in other types of securities, including common stock, preferred stock, options, warrants, Long-term Equity Appreciation Participation Securities ("LEAPS") and nonconvertible debt securities of United States and non-United States issuers.

                             Each Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, but it is expected that a majority of each Fund's assets will be invested in securities denominated in United States dollars, currencies of Pacific Basin countries and currencies of Western European countries. When investing in convertible securities, each Fund considers both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. Neither Fund has established rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In addition, each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies.

                             Convertible Fund and Global Convertible each may borrow amounts not in excess of 33 1/3% of its total assets taken at market value, from banks as a temporary measure for extraordinary or emergency purposes. Global Convertible may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, however, Global Convertible is further limited and may not borrow amounts in excess of 20% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

                             Advisory Fees. The investment adviser for both Global Convertible and Convertible Fund is MLAM. MLAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund.

                             Daniel A. Luchansky serves as portfolio manager for both Funds.


                             Pursuant to a separate management agreement between each Fund and MLAM, Convertible Fund pays MLAM a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund; Global Convertible pays MLAM a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. Convertible Fund pays advisory fees at a lower rate than does Global Convertible and after the Reorganization the advisory fee paid by the Combined Fund would be at Convertible Fund's lower rate of 0.60%. See "Summary -- Pro Forma Fee Tables" and "Comparison of the
                             Funds -- Management."


                             MLAM has retained Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") as sub-adviser to each of the Funds. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each management agreement.

                             Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The Class A, Class B, Class C and Class D shares issued by Convertible Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Global Convertible, except that they represent ownership interests in a different investment portfolio. See "Comparison of the Funds -- Purchase of Shares."

                             Overall Expense Ratio. The overall operating expense ratio for Class A shares for the year ended September 30, 1997 was 2.62% for Global Convertible and 0.96% for Convertible Fund. If the Reorganization had taken place on October 1, 1996 (the first day of the year ended September 30, 1997), the overall operating expense ratio for Class A shares of the Combined Fund on a pro forma basis would have been 0.94%.

                             The foregoing expense ratios are for Class A shares. Such ratios would differ for Class B, Class C and Class D shares as a result of class specific distribution and account maintenance expenditures. See "Summary -- Pro Forma Fee Tables."

                             Purchase of Shares. Shares of Convertible Fund are offered continuously for sale to the public in substantially the same manner as shares of Global Convertible. See "Comparison of the
                             Funds -- Purchase of Shares."

                             Redemption of Shares. The redemption procedures for shares of Convertible Fund are the same as the redemption procedures for shares of Global Convertible. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Convertible Fund acquired by Global Convertible stockholders in the Reorganization, the holding period of Global Convertible shares outstanding on the date the Reorganization takes place will be "tacked" onto the holding period of the Corresponding Shares of Convertible Fund acquired in the Reorganization. See "Comparison of the Funds -- Redemption of Shares."

                             Dividends and Distributions. Global Convertible's policies with respect to dividends and distributions are substantially the same as those of Convertible Fund, except that Global Convertible is required to pay dividends from net investment income quarterly, while Convertible Fund is required to pay dividends from net investment income at least annually. See "Comparison of the Funds -- Dividends and Distributions."

                             Net Asset Value. Both Global Convertible and Convertible Fund determine net asset value of each class of shares once daily 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds -- Additional Information -- Net Asset Value."

                             Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See "The
                             Reorganization -- Comparison of the
                             Funds -- Capital Stock."

                             Other Significant Considerations. Stockholder services, including exchange privileges, available to Global Convertible and Convertible Fund stockholders are substantially the same. See "Comparison of the Funds -- Additional
                             Information -- Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of both Funds. The plans are identical. See "Comparison of the Funds -- Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See "Comparison of the Funds -- Stockholder Services."

TAX CONSIDERATIONS.........  Global Convertible and Convertible Fund jointly have requested a private letter ruling from the Internal Revenue Service ("IRS") with respect to the Reorganization to the effect that, among other things, neither Global Convertible nor Convertible Fund will recognize gain or loss on the transaction, and Global Convertible stockholders will not recognize gain or loss on the exchange of their shares of Global Convertible stock for Corresponding Shares of Convertible Fund. The consummation of the Reorganization is subject to the receipt of such ruling. The Reorganization will not affect the status of Convertible Fund as a regulated investment company. See "The Reorganization -- Tax Consequences of the Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Convertible Fund are substantially the same as those of Global Convertible. Such risks include investing in derivative instruments, illiquid securities and unrated debt securities as well as investing on an international basis. The principal difference in risks results from Convertible Fund's non-diversified status.

     Non-Diversified Status. Global Convertible is organized as a diversified investment company. Convertible Fund is organized as a non-diversified investment company. To the extent Convertible Fund may therefore diversify its investments among fewer issuers, its exposure to credit and market risks associated with such issuers may be greater than that to which a more diversified fund such as Global Convertible would be subject. However, Convertible Fund's investments are limited so as to qualify for the tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, Convertible Fund generally must remain diversified as to 50% of its total assets and, with respect to the remaining 50% of its assets, may not invest more than 25% of its assets in the securities of a single issuer.

     Derivative Investments. Each Fund may engage in transactions in certain instruments that may be characterized as derivatives. These instruments include various types of options, futures and options thereon, currency forwards and options thereon and indexed securities, including inverse securities. The Funds may engage in these transactions for hedging purposes or, in certain cases, to enhance total return.

     Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which risks may include the loss of amounts invested. Transactions involving options, futures, options on futures or currency may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested by each respective Fund in such instruments.

     Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

     No Rating Criteria for Debt Securities. Neither Fund has established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality ("high yield securities") are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Neither Fund intends to purchase debt securities that are in default.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Moreover, the Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

     Investing on an International Basis. Because a substantial portion of each Fund's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers.

     Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both

Funds invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, may not be subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries that have smaller, emerging capital markets, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS


    Convertible Fund. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Convertible Fund by Deloitte & Touche LLP, independent auditors. Financial information is not presented for Class B, Class C and Class D shares prior to August 4, 1997 since no shares of those classes were publicly issued prior to that date. Prior to August 4, 1997, the Class A shares were designated Capital Shares and the Fund operated as a closed-end "dual purpose" management investment company.



    The following per share data and ratios have been derived from information provided in Convertible Fund's audited financial statements.


                                                                                   CLASS A(1)
                                             --------------------------------------------------------------------------------------
                                                FOR THE
                                                 PERIOD
                                              JAN. 1, 1997                       FOR THE YEAR ENDED DECEMBER 31,
                                                   TO          --------------------------------------------------------------------
                                             AUG. 31, 1997#     1996#        1995        1994        1993        1992        1991
                                             --------------    --------    --------    --------    --------    --------    --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:+++
Net asset value, beginning of period.......     $  15.57       $  13.43    $  11.13    $  13.21    $  12.87    $  10.91    $   7.67
                                                --------       --------    --------    --------    --------    --------    --------
 Investment income -- net..................          .06             --          --          --          --          --          --
 Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions -- net.....................         1.75           2.78        2.66       (2.12)       1.43        2.03        3.24
 Distributions of realized gain on
   investments -- net......................           --           (.64)       (.36)       (.01)      (1.17)       (.12)         --
 Effect of repurchase of Treasury Stock....           --             --          --+        .05         .08         .05          --
 Capital charge resulting from issuance of
   new classes of shares...................         (.02)            --          --          --          --          --          --
                                                --------       --------    --------    --------    --------    --------    --------
Net asset value, end of period.............     $  17.36       $  15.57    $  13.43    $  11.13    $  13.21    $  12.87    $  10.91
                                                ========       ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........        11.50%##       20.60%      24.44%     (15.68)%     13.94%      19.48%      42.24%
                                                ========       ========    ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses***................................          .90%*          .78%        .79%        .87%        .80%        .80%        .83%
                                                ========       ========    ========    ========    ========    ========    ========
Investment income -- net...................         4.76%*         4.98%       5.40%       5.43%       5.10%       6.34%       7.24%
                                                ========       ========    ========    ========    ========    ========    ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...     $110,178       $289,993    $265,127    $238,466    $274,999    $289,366    $275,045
                                                ========       ========    ========    ========    ========    ========    ========
Portfolio turnover.........................        92.86%        129.06%      87.69%      69.37%     116.03%      76.54%      54.90%
                                                ========       ========    ========    ========    ========    ========    ========
Average commission rate paid++.............     $  .0522       $  .0447          --          --          --          --          --
                                                ========       ========    ========    ========    ========    ========    ========

                                                                     CLASS A(1)
                                             ----------------------------------------------------------------
                                                                                                 FOR THE
                                               FOR THE YEAR ENDED DECEMBER 31,                    YEAR
                                             --------------------------------------------         ENDED
                                               1990        1989        1988      1987###      JUNE 30, 1987
                                             --------    --------    --------    --------    ----------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:+++
Net asset value, beginning of period.......  $  10.12    $   8.69    $   8.49    $  11.88        $  12.26
                                             --------    --------    --------    --------        --------
 Investment income -- net..................        --          --          --          --              --
 Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions -- net.....................     (2.45)       1.43         .20       (3.39)            .38
 Distributions of realized gain on
   investments -- net......................        --          --          --          --              --
 Effect of repurchase of Treasury Stock....        --          --          --          --              --
 Capital charge resulting from issuance of
   new classes of shares...................        --          --          --          --              --
                                             --------    --------    --------    --------        --------
Net asset value, end of period.............  $   7.67    $  10.12    $   8.69    $   8.49        $  11.88
                                             ========    ========    ========    ========        ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........    (24.21)%     16.46%       2.36%     (28.54)%##         3.16%
                                             ========    ========    ========    ========        ========
RATIOS TO AVERAGE NET ASSETS:
Expenses***................................       .86%        .80%        .79%        .83%*           .75%
                                             ========    ========    ========    ========        ========
Investment income -- net...................      7.39%       7.15%       7.55%       6.37%*          6.08%
                                             ========    ========    ========    ========        ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...  $230,851    $264,339    $245,077    $243,073        $292,704
                                             ========    ========    ========    ========        ========
Portfolio turnover.........................     40.28%      50.47%      48.72%      23.09%          62.35%
                                             ========    ========    ========    ========        ========
Average commission rate paid++.............        --          --          --          --              --
                                             ========    ========    ========    ========        ========


---------------


(1) The above financial information reflects the Fund's performance as a closed-end investment company and, therefore, may not be indicative of its performance as an open-end investment company. Capital Shares of the Fund existing on August 4, 1997, the time of its conversion to an open-end investment company, have been classified as Class A shares.
*     Annualized.
** Total investment returns exclude the effects of sales loads. Performance results prior to August 31, 1997 are for when the Fund was a dual-structure closed-end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
*** Excluding taxes on undistributed net realized long-term capital gains for years prior to the period January 1, 1997 to August 31, 1997.
+     Amount is less than $.01 per share.
++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
+++ Excludes the effect of per share operating performance of the Fund's Income Shares, which were redeemed on July 31, 1997.
      Per share operating performance prior to the period January 1, 1997 to August 31, 1997 reflects when the Fund was a dual-structure closed-end management investment company. For the period January 1, 1997 to
      July 31, 1997, investment income -- net per Income Share was $0.73 and dividends of investment income -- net per Income Share were $0.70.
#     Based on average shares outstanding during the period.
##    Aggregate total investment return.
###   For the six months ended December 31, 1987.

              CONVERTIBLE FUND -- FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                 FOR THE PERIOD AUGUST 4, 1997+ TO
                                                                          AUGUST 31, 1997
                                                               -------------------------------------
                                                               CLASS B#      CLASS C#      CLASS D#
                                                               ---------     ---------     ---------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $ 16.91       $ 16.91       $ 16.91
                                                                 ------        ------        ------
Investment income -- net.....................................       .05           .05           .07
Realized and unrealized gain on investments and foreign
  currency transactions -- net...............................       .39           .40           .38
                                                                 ------        ------        ------
Total from investment operations.............................       .44           .45           .45
                                                                 ------        ------        ------
Net Asset value, end of period...............................   $ 17.35       $ 17.36       $ 17.36
                                                                 ======        ======        ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................      2.60%++       2.66%++       2.66%++
                                                                 ======        ======        ======
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................      2.66%*        2.74%*        1.92%*
                                                                 ======        ======        ======
Investment income -- net.....................................      3.77%*        3.58%*        4.81%*
                                                                 ======        ======        ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................   $ 5,759       $ 1,014       $ 1,365
                                                                 ======        ======        ======
Portfolio turnover...........................................     92.86%        92.86%        92.86%
                                                                 ======        ======        ======
Average commission rate paid.................................   $ .0522       $ .0522       $ .0522
                                                                 ======        ======        ======


---------------


+     Commencement of operations.
++    Aggregate total investment return.
*     Annualized.
**    Total investment returns exclude the effects of sales loads.
#     Based on average outstanding shares during the period.
##    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

     Global Convertible. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Global Convertible by Deloitte & Touche LLP, independent auditors.


     The following per share data and ratios have been derived from information provided in Global Convertible's audited Financial Statements:


                                                                               CLASS A
                                      -----------------------------------------------------------------------------------------
                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                      -----------------------------------------------------------------------------------------
                                      1997++     1996++      1995       1994      1993      1992      1991      1990     1989+
                                      -------    -------    -------    ------    ------    ------    ------    ------    ------
Increase (Decrease) in Net Asset
  Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................  $ 10.54    $ 10.71    $ 10.75    $11.08    $ 9.79    $ 9.39    $ 8.37    $ 9.95    $ 9.97
                                      -------    -------    -------    ------    ------    ------    ------    ------    ------
Investment income -- net............      .33        .32        .42       .33       .23       .21       .25       .38       .39
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions -- net......     1.47        .62        .11      (.27)     1.45       .68      1.22     (1.11)      .21
                                      -------    -------    -------    ------    ------    ------    ------    ------    ------
Total from investment operations....     1.80        .94        .53       .06      1.68       .89      1.47      (.73)      .60
                                      -------    -------    -------    ------    ------    ------    ------    ------    ------
Less dividends and distributions:
  Investment income -- net..........     (.24)      (.48)      (.46)     (.30)     (.23)     (.25)     (.37)     (.42)     (.45)
  In excess of investment
    income -- net...................     (.01)        --         --        --        --        --        --        --        --
  Realized gain on
    investments -- net..............     (.22)      (.63)      (.11)     (.09)     (.16)     (.24)     (.08)     (.43)     (.17)
                                      -------    -------    -------    ------    ------    ------    ------    ------    ------

Total dividends and distributions...     (.47)     (1.11)      (.57)     (.39)     (.39)     (.49)     (.45)     (.85)     (.62)
                                      -------    -------    -------    ------    ------    ------    ------    ------    ------
Net asset value, end of period......  $ 11.87    $ 10.54    $ 10.71    $10.75    $11.08    $ 9.79    $ 9.39    $ 8.37    $ 9.95
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.............................    17.79%      9.34%      5.10%      .61%    17.64%    10.00%    18.09%    (7.86)%    6.29%#
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======
RATIOS TO AVERAGE NET ASSETS:

Expenses, net of reimbursement......     1.81%      1.57%      1.38%     1.66%     2.22%     2.47%     2.47%     2.39%     1.77%*
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======
Expenses............................     1.81%      1.57%      1.38%     1.66%     2.22%     2.86%     2.87%     2.39%     1.77%*
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======
Investment income -- net............     3.01%      3.05%      4.03%     2.97%     2.36%     2.61%     3.16%     4.55%     5.62%*
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)........................  $ 3,466    $17,741    $23,634    $7,850    $4,557    $2,283    $  448    $  162    $  194
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======
Portfolio turnover..................    33.42%     14.72%    101.12%    38.04%    26.02%     4.91%    18.02%    22.76%    15.91%
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======
Average Commission Rate Paid##......  $ .0607    $ .0679         --        --        --        --        --        --        --
                                      =======    =======    =======    ======    ======    ======    ======    ======    ======


---------------

+     Class A shares commenced operations on November 4, 1988.
++    Based on average shares outstanding during the period.
*     Annualized.
**    Total investment returns exclude the effects of sales loads.
#     Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The Average Commission Rate Paid includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

The following per share data and ratios have been derived from information provided in Global Convertible's audited financial statements.


                                                                                        CLASS B
                                                          -------------------------------------------------------------------
                                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------------------------------
                                                           1997+       1996+       1995        1994        1993        1992
                                                          -------     -------     -------     -------     -------     -------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................... $ 10.61     $ 10.77     $ 10.80     $ 11.13     $  9.84     $  9.44
                                                          -------     -------     -------     -------     -------     -------
Investment income -- net.................................     .21         .21         .37         .21         .13         .12
Realized and unrealized gain (loss) on investments and
 foreign currency transactions -- net....................    1.49         .62         .05        (.25)       1.46         .67
                                                          -------     -------     -------     -------     -------     -------
Total from investment operations.........................    1.70         .83         .42        (.04)       1.59         .79
                                                          -------     -------     -------     -------     -------     -------
Less dividends and distributions:
 Investment income -- net................................    (.18)       (.36)       (.34)       (.20)       (.14)       (.15)
 In excess of investment income -- net...................    (.01)         --          --          --          --          --
 Realized gain on investments -- net.....................    (.22)       (.63)       (.11)       (.09)       (.16)       (.24)
                                                          -------     -------     -------     -------     -------     -------
Total dividends and distributions........................    (.41)       (.99)       (.45)       (.29)       (.30)       (.39)
                                                          -------     -------     -------     -------     -------     -------
Net asset value, end of period........................... $ 11.90     $ 10.61     $ 10.77     $ 10.80     $ 11.13     $  9.84
                                                          =======     =======     =======     =======     =======     =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................   16.56%       8.13%       4.01%       (.37)%     16.45%       8.77%
                                                          =======     =======     =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........................    2.87%       2.64%       2.37%       2.69%       3.26%       3.49%
                                                          =======     =======     =======     =======     =======     =======
Expenses.................................................    2.87%       2.64%       2.37%       2.69%       3.26%       3.96%
                                                          =======     =======     =======     =======     =======     =======
Investment income -- net.................................    1.92%       1.98%       2.95%       1.95%       1.32%       1.53%
                                                          =======     =======     =======     =======     =======     =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................. $17,730     $38,830     $58,660     $53,121     $29,831     $13,975
                                                          =======     =======     =======     =======     =======     =======
Portfolio turnover.......................................   33.42%      14.72%     101.12%      38.04%      26.02%       4.91%
                                                          =======     =======     =======     =======     =======     =======
Average Commission Rate Paid##........................... $ .0607     $ 0.679          --          --          --          --
                                                          =======     =======     =======     =======     =======     =======


                                                                           CLASS B
                                                           --------------------------------------------
                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                                           -------------------------------------------
                                                            1991        1990        1989       1988++
                                                           -------     -------     -------     -------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................  $  8.39     $  9.95     $  9.94     $ 10.00
                                                           -------     -------     -------     -------
Investment income -- net.................................      .18         .29         .37         .27
Realized and unrealized gain (loss) on investments and
 foreign currency transactions -- net....................     1.20       (1.10)        .17        (.10)
                                                           -------     -------     -------     -------
Total from investment operations.........................     1.38        (.81)        .54         .17
                                                           -------     -------     -------     -------
Less dividends and distributions:
 Investment income -- net................................     (.25)       (.32)       (.36)       (.23)
 In excess of investment income -- net...................       --          --          --          --
 Realized gain on investments -- net.....................     (.08)       (.43)       (.17)         --
                                                           -------     -------     -------     -------
Total dividends and distributions........................     (.33)       (.75)       (.53)       (.23)
                                                           -------     -------     -------     -------
Net asset value, end of period...........................  $  9.44     $  8.39     $  9.95     $  9.94
                                                           =======     =======     =======     =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................    16.79%      (8.68)%      5.58%       1.70%#
                                                           =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........................     3.50%       3.41%       2.63%       2.48%*
                                                           =======     =======     =======     =======
Expenses.................................................     3.88%       3.41%       2.97%       2.60%*
                                                           =======     =======     =======     =======
Investment income -- net.................................     2.25%       3.51%       3.62%       3.74%*
                                                           =======     =======     =======     =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................  $14,973     $18,296     $30,813     $41,232
                                                           =======     =======     =======     =======
Portfolio turnover.......................................    18.02%      22.76%      15.91%      20.24%
                                                           =======     =======     =======     =======
Average Commission Rate Paid##...........................       --          --          --          --
                                                           =======     =======     =======     =======


---------------
+  Based on average shares outstanding during the period.
++ Class B shares commenced operations on February 26, 1988.
*  Annualized.
** Total investment returns exclude the effects of sales loads.
#  Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The Average Commission Rate Paid includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

             GLOBAL CONVERTIBLE -- FINANCIAL HIGHLIGHTS (CONCLUDED)


     The following per share data and ratios have been derived from information provided in Global Convertible's audited financial statements.



                                                       CLASS C                                         CLASS D
                                     -------------------------------------------     --------------------------------------------
                                                                        FOR THE                                         FOR THE
                                                                        PERIOD                                           PERIOD
                                          FOR THE YEAR ENDED           OCT. 21,           FOR THE YEAR ENDED            OCT. 21,
                                              OCTOBER 31,              1994+ TO               OCTOBER 31,               1994+ TO
                                     -----------------------------     OCT. 31,      -----------------------------      OCT. 31,
                                     1997++     1996++      1995        1994++       1997++     1996++      1995         1994++
                                     ------     ------     -------     ---------     ------     ------     -------     ----------
Increase (Decrease) in Net Asset
  Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................ $10.59     $10.75     $ 10.81      $ 10.74      $10.55     $10.72     $ 10.76       $10.69
                                     ------     ------     -------       ------      ------     ------     -------       ------
Investment income -- net............    .21        .21         .36           --         .30        .31         .42           --
Realized and unrealized gain on
  investments and foreign currency
  transactions -- net...............   1.47        .62         .05          .07        1.47        .61         .09          .07
                                     ------     ------     -------       ------      ------     ------     -------       ------
Total from investment operations....   1.68        .83         .41          .07        1.77        .92         .51          .07
                                     ------     ------     -------       ------      ------     ------     -------       ------
Less dividends and distributions:
  Investment income -- net..........   (.17)      (.36)       (.36)          --        (.23)      (.46)       (.44)          --
  In excess of investment
    income -- net...................   (.01)        --          --           --        (.01)        --          --           --
  Realized gain on
    investments -- net..............   (.22)      (.63)       (.11)          --        (.22)      (.63)       (.11)          --
                                     ------     ------     -------       ------      ------     ------     -------       ------
Total dividends and distributions...   (.40)      (.99)       (.47)          --        (.46)     (1.09)       (.55)          --
                                     ------     ------     -------       ------      ------     ------     -------       ------
Net asset value, end of period...... $11.87     $10.59     $ 10.75      $ 10.81      $11.86     $10.55     $ 10.72       $10.76
                                     ======     ======     =======       ======      ======     ======     =======       ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.............................  16.40%      8.14%       3.89%         .65%#     17.41%      9.07%       4.87%         .65%#
                                     ======     ======     =======       ======      ======     ======     =======       ======
RATIOS TO AVERAGE NET ASSETS:
Expenses............................   2.89%      2.65%       2.41%        5.64%*      2.09%      1.77%       1.62%        5.13%*
                                     ======     ======     =======       ======      ======     ======     =======       ======
Investment income (loss) -- net.....   1.91%      1.97%       2.99%       (1.74)%*     2.69%      2.85%       3.79%       (1.24)%*
                                     ======     ======     =======       ======      ======     ======     =======       ======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)........................ $1,112     $4,123     $ 4,598      $   203      $6,614     $8,585     $ 3,499       $  179
                                     ======     ======     =======       ======      ======     ======     =======       ======
Portfolio turnover..................  33.42%     14.72%     101.12%       38.04%      33.42%     14.72%     101.12%       38.04%
                                     ======     ======     =======       ======      ======     ======     =======       ======
Average Commission Rate Paid##...... $.0607     $.0679          --           --      $.0607     $.0679          --           --
                                     ======     ======     =======       ======      ======     ======     =======       ======


---------------
[S]   [C]
+     Commencement of operations.
++    Based on average shares outstanding during the period.
*     Annualized.
**    Total investment returns exclude the effects of sales loads.
#     Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The Average Commission Rate Paid includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

INVESTMENT OBJECTIVES AND POLICIES

     Investment Objectives. The investment objectives of Global Convertible and Convertible Fund are similar, though not identical. While each Fund seeks high total return from a combination of capital appreciation and investment income, Convertible Fund seeks to provide stockholders with high total return by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities; Global Convertible seeks to provide stockholders with high total return by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities.

     There can be no assurance that, after the Reorganization, Convertible Fund will achieve its investment objective.

     Investment Policies Generally. Global Convertible invests, under normal circumstances, at least 65% of its total assets in convertible securities and 80% of its assets in convertible securities and synthetic convertible securities of at least three different countries including the United States. It may invest up to 20% of its assets in other types of securities including equity securities and nonconvertible debt securities of United States and non-United States issuers. Convertible Fund invests, under normal circumstances, at least 65% of its total assets in convertible securities and synthetic convertible securities of United States and non-United States issuers. It may invest up to 35% of its assets in other types of securities, including common stock, preferred stock, options, warrants, Long-term Equity Appreciation Participation Securities ("LEAPS") and nonconvertible debt securities of United States and non-United States issuers.

     Each Fund may invest in securities denominated in any currency that are convertible into common stock of companies located throughout the world, but it is expected that a majority of each Fund's assets will be invested in securities denominated in United States dollars, currencies of Pacific Basin countries and currencies of Western European countries. When investing in convertible securities, each Fund considers both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. Neither Fund has established rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In addition, each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies.

     To reduce overall exposure to risk, each Fund may spread its investments over many different companies in a variety of industries. However, neither Fund may invest more than 25% of its assets, taken at market value, in the securities of any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

     MLAM believes that the securities currently held in the Global Convertible portfolio are consistent with the investment objectives and policies of Convertible Fund and are not prohibited by the investment restrictions of Convertible Fund. Convertible Fund has no plan or intention to sell or otherwise dispose of any of the assets of Global Convertible acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     A more specific comparison of the investment policies of Global Convertible and Convertible Fund follows.

     Convertible Securities. Convertible Fund invests at least 65% of its total assets in convertible and synthetic convertible securities. Global Convertible invests at least 65% of its total assets in convertible securities and 80% of its total assets in convertible securities including synthetic convertible securities of at least three different countries including the United States. Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since the Funds will invest a substantial portion of their assets in the United States market and the Euromarket, where convertible bonds have been primarily denominated in the United States dollar, it is expected that ordinarily a substantial portion of the convertible securities held by the Funds will be denominated in United States dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Funds are authorized to enter into foreign currency hedging transactions in which such Fund may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of the low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     Money Market Securities. Each of the Funds reserves the right as a temporary defensive measure to hold money market securities, including repurchase agreements and purchase and sale contracts, of United States and non-United States issuers, or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of MLAM, prevailing market, economic or political conditions warrant. The Fund has established no rating criteria for money market securities that it may hold as a defensive measure.

     Warrants. Each Fund may invest in warrants. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

     Indexed and Inverse Securities. Both Funds may invest in indexed and inverse securities. Indexed securities are securities whose potential investment return is based on the change in particular measurements of value and/or rate (an "index"). As an illustration, the Funds may invest in debt securities that pay interest and return principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Funds may invest in securities the potential return of which is based inversely on the change in an index. For example, the Funds may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Funds believe that indexed and inverse securities may provide portfolio management flexibility that permit the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

     No Rating Criteria for Debt Securities. Neither Fund has established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Neither Fund intends to purchase debt securities that are in default.

OTHER INVESTMENT POLICIES

     Both Global Convertible and Convertible Fund have adopted certain other investment policies as set forth below:


     Borrowings. Convertible Fund and Global Convertible each may borrow amounts not in excess of 33 1/3% of its total assets, taken at market value, from banks as a temporary measure for extraordinary or emergency purposes. Global Convertible may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, however, Global Convertible is further limited and may not borrow amounts in excess of 20% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. See "Comparison of the Funds -- Investment Policies."



     Non-Diversified Status. Convertible Fund is classified as "non-diversified" within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in (i) the percentage of its total assets that it may invest in securities of a single issuer (excluding U.S. Government securities) or (ii) the amount of voting securities of a single issuer (excluding U.S. Government securities) that it may purchase. However, each of the Fund's investments is limited so as to qualify for the special treatment afforded regulated investment companies under the Code. To qualify, among other requirements, Convertible Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, (a) not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and (b) the Fund will not own more than 10% of the outstanding voting securities of a single issuer. As in the case of the Investment Company Act requirements discussed above, investment in the securities of the U.S. Government, its agencies and instrumentalities are excluded from the investment limitations for purposes of the diversification requirements of the Code. Global Convertible, which elects to be classified as "diversified" under the Investment Company Act, must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that Convertible Fund assumes large positions in the securities of a small number of issuers, Convertible Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


     Standby Commitment Agreements. Convertible Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investment therein, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Convertible Fund Prospectus.

     Repurchase Agreements. Each Fund may enter into repurchase agreements. For a description of repurchase agreements and the risks associated with investment therein, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Convertible Fund Prospectus.

     When-Issued Securities and Delayed Delivery Transactions. Convertible Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. For a description of when-issued securities and delayed delivery transactions, including the risks associated with investment therein, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Convertible Fund Prospectus.

     Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government.


     Short Sales. Convertible Fund may make short sales of securities. Global Convertible generally does not engage in short sales except in short sales "against the box." Convertible Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. Convertible Fund, however, may make short sales "against the box" without respect to such limitations.

INFORMATION REGARDING OPTIONS, FUTURES AND FOREIGN EXCHANGE TRANSACTIONS

     Each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity, debt and currency markets. Each Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures.

     Global Convertible may not (i) commit more than 15% of its total assets to position hedging contracts, (ii) incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options, or (iii) speculate in foreign currency options, futures or related options. Convertible Fund, however, may speculate in currency instruments in order to seek to enhance total return, although it is expected that the Convertible Fund will engage in such transactions predominantly for hedging purposes. Neither Global Convertible nor Convertible Fund will hedge a currency substantially in excess of the market value of securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency.

     The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.

     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Investment Practices and Restrictions -- Portfolio Strategies Involving Options and Futures" in the Global Convertible Prospectus and "Investment Objective and Policies -- Other Investment Policies and Practices -- Portfolio Strategies Involving Options and Futures" in the Convertible Fund Prospectus.

INVESTMENT RESTRICTIONS


     Other than as noted above under "Comparison of the Funds -- Investment Objectives and Policies," Global Convertible and Convertible Fund have identical investment restrictions. See "Investment Objective and Policies -- Investment Restrictions" in the Convertible Fund Statement and "Investment Objective and Policies -- Investment Restrictions" in the Global Convertible Statement.

MANAGEMENT

     Directors. The Board of Directors of each of Global Convertible and Convertible Fund consists of the same six individuals, five of whom are not "interested persons" as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of each Fund are:


     ARTHUR ZEIKEL* -- Chairman of the Manager and its affiliate, FAM; President of the Manager and FAM from 1977 to 1997; President and Director of Princeton Services, Inc. ("Princeton Services") from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").


     JAMES H. BODURTHA -- Director and Executive Vice President, The China Business Group, Inc.

     HERBERT I. LONDON -- John M. Olin Professor of Humanities, New York University.

     ROBERT R. MARTIN -- Former Chairman, Kinnard Investments, Inc.

     JOSEPH L. MAY -- Attorney in private practice.

     ANDRE F. PEROLD -- Professor, Harvard Business School
---------------
* Interested person, as defined by the Investment Company Act, of each of the Funds.

     Management and Advisory Arrangements. MLAM serves as the manager for both Global Convertible and Convertible Fund pursuant to separate management agreements (each, a "Management Agreement") that, except for their fee structures and certain minor differences, are identical.

     Pursuant to the Management Agreement between Convertible Fund and MLAM, Convertible Fund pays MLAM a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund. Pursuant to the Management Agreement between Global Convertible and MLAM, Global Convertible pays MLAM a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. The advisory fee paid by Convertible Fund is at a lower rate than the advisory fee rate paid by Global Convertible and after the Reorganization the advisory fee paid by the Combined Fund would be at the lower rate (0.60%).

     MLAM has retained Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") as sub-adviser to each of Global Convertible and Convertible Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each Management Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     After the Reorganization, on a pro forma combined basis, Convertible Fund will pay an advisory fee to MLAM at a lower annual rate than that currently paid by Global Convertible and the total operating expenses of Convertible Fund after the Reorganization, as a percent of net assets, would be less than the current operating expenses for Global Convertible. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Global

Convertible stockholders. The Board of Directors of each of Global Convertible and Convertible Fund have determined that the Reorganization would be potentially beneficial to both Funds and their stockholders. See "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization" and "Summary -- Pro Forma Fee Tables."

PURCHASE OF SHARES

     The class structure and purchase and distribution procedures for shares of Global Convertible are identical to those of Convertible Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Merrill Lynch Select Pricing(SM) System" and "Purchase of Shares" in either the Convertible Fund Prospectus or the Global Convertible Prospectus.

REDEMPTION OF SHARES

     The procedure for redeeming shares of Convertible Fund is identical to the procedure for redeeming shares of Global Convertible. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Convertible Fund acquired by Global Convertible stockholders in the Reorganization, the holding period of Global Convertible shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Convertible Fund acquired in the Reorganization.

PERFORMANCE

     General. The following tables provide performance information for each class of shares of Global Convertible and Convertible Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                                CONVERTIBLE FUND
                        AVERAGE ANNUAL TOTAL RETURN (%)


                              CLASS A SHARES      CLASS B SHARES***     CLASS C SHARES***     CLASS D SHARES***
                            ------------------    ------------------    ------------------    ------------------
                            WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH
                             SALES      SALES      SALES      SALES      SALES      SALES      SALES      SALES
          PERIOD            CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*
--------------------------- -------    -------    -------    -------    -------    -------    -------    -------
11 months ended
  11/30/97+................  10.41       4.61       1.35      (1.62)      1.43       0.68       1.56      (3.77)
Year Ended 12/31/96........  20.60      14.27         --         --         --         --         --         --
Five Years Ended
  12/31/96.................  11.49      10.30         --         --         --         --         --         --
Inception** through
  12/31/96.................   7.19       6.68         --         --         --         --         --         --


---------------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class A shares commenced operations on August 2, 1985. Prior to August 4, 1997, the Class A shares were designated Capital Shares and the Fund operated as a closed-end "dual-purpose" management investment company. Class B, Class C and Class D shares commenced operations on August 4, 1997.

*** Figures are since inception (August 4, 1997).

+   Aggregate total returns.

                               GLOBAL CONVERTIBLE
                        AVERAGE ANNUAL TOTAL RETURN (%)


                              CLASS A SHARES        CLASS B SHARES      CLASS C SHARES***     CLASS D SHARES***
                            ------------------    ------------------    ------------------    ------------------
                            WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT     WITH
                             SALES      SALES      SALES      SALES      SALES      SALES      SALES      SALES
          PERIOD            CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*
--------------------------- -------    -------    -------    -------    -------    -------    -------    -------
Year Ended 10/31/97........  17.79      11.60      16.56      12.56      16.40      15.40      17.41      11.25
Five Years Ended
  10/31/97.................   9.88       8.70       8.75       8.75         --         --         --         --
Inception** through
  10/31/97.................   8.24       7.59       6.82       6.82       9.50       9.50      10.47       8.52


---------------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class A shares commenced operations on November 4, 1988. Class B shares commenced operations on February 26, 1988. Class C and Class D shares commenced operations on October 21, 1994.

*** Figures are since inception (October 21, 1994).


VOTING RIGHTS


     Stockholders of Convertible Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Convertible Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and
(iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Convertible Fund to be issued to Global Convertible stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Prospectus and Proxy Statement and in the Convertible Fund Prospectus. Each share of Convertible Fund common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Global Convertible are identical to those described above.

DIVIDENDS AND DISTRIBUTIONS

     Global Convertible's current policy with respect to dividends and distributions is identical to Convertible Fund's policy, except that Global Convertible is required to pay dividends from net investment income quarterly and Convertible Fund is required to pay dividends from net investment income at least annually. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

TAX INFORMATION

     The tax consequences associated with investment in shares of Global Convertible are substantially identical to the tax consequences associated with investment in shares of Convertible Fund.

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Global Convertible and Convertible Fund. For a discussion of these procedures, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Convertible Fund Prospectus and "Portfolio Transactions and Brokerage" in the Convertible Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

PORTFOLIO TURNOVER

     Generally, neither Global Convertible nor Convertible Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Global Convertible for its fiscal years ended October 31, 1996 and 1997 were 14.72% and 33.42%, respectively. The portfolio turnover rate for Convertible Fund for its fiscal year ended December 31, 1996, during which period it operated as a closed-end investment company, was 129.06%. The portfolio turnover rate for Convertible Fund for the period January 1, 1997 to August 31, 1997 was 92.86%. On August 4, 1997 Convertible Fund converted to open-end status. The higher portfolio turnover in 1996 was the result of sales of securities to enhance Convertible Fund's liquidity in anticipation of the redemption of Income Shares and the conversion to open-end status, as well as strategies undertaken by Convertible Fund to reduce its tax liability for long-term capital gains. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

ADDITIONAL INFORMATION

     Net Asset Value. Both Global Convertible and Convertible Fund determine net asset value of each class of its shares once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Convertible Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Convertible Fund have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Global Convertible and Convertible Fund are identical. For a description of these services, see "Stockholder Services" in the Convertible Fund Prospectus.

     Custodian. The Chase Manhattan Bank ("Chase") acts as custodian of the cash and securities of Convertible Fund. The principal business address of Chase is Chase MetroTech Center, Brooklyn, New York 11245. State Street Bank and Trust Company ("State Street") acts as custodian for Global Convertible. State

Street's principal business address is P.O. Box 351, Boston, Massachusetts 02101. After the Reorganization, State Street will act as custodian for the Combined Fund.


     Transfer Agent, Dividend Disbursing Agent and Registrar. Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to each Fund (the "Transfer Agent"), at the same rate, pursuant to separate registrar, transfer agency and service agreements with each of the Funds.

     Capital Stock. Global Convertible has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares. Convertible Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, also designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Global Convertible are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Convertible Fund.

     Stockholder Inquiries. Stockholder inquiries with respect to Global Convertible and Convertible Fund may be addressed to either Fund by telephone at
(609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
I), Convertible Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Global Convertible, in exchange solely for an equal aggregate value of shares to be issued by Convertible Fund. Upon receipt by Global Convertible of such shares, Global Convertible will distribute the shares to the holders of shares of Global Convertible, as described below.

     Generally, the assets transferred by Global Convertible to Convertible Fund will equal all investments of Global Convertible held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) and all other assets of Global Convertible as of such time, except for any cash or cash equivalents reserved by Global Convertible to discharge its unpaid or contingent liabilities existing at the Valuation Time. Any unexpended portion of the foregoing funds retained by Global Convertible will be disbursed by Global Convertible pro rata to the stockholders of Global Convertible of record as of the date of the Reorganization upon dissolution of Global Convertible as a final liquidating dividend.

     Global Convertible will distribute the shares of Convertible Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Global Convertible. The shares of Convertible Fund received by Global Convertible stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Global Convertible as of the Valuation Time (previously defined as the "Corresponding Shares"). (See, "The Agreement and Plan of Reorganization -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Convertible Fund in the names of all stockholders of Global Convertible, including stockholders holding Global Convertible shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Convertible Fund representing such stockholder's interest previously credited to the account of Global Convertible. Stockholders holding Global Convertible shares in certificate form may receive certificates representing the Corresponding Shares of Convertible Fund credited to their account in respect of such Global Convertible shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Convertible Fund would be issued at net asset value in exchange for the net assets of Global Convertible having a value equal to the aggregate net asset value of those shares of Global Convertible, the net asset value per share of Convertible Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should result in virtually no dilution of net asset value of Convertible Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a stockholder of Global Convertible likely would hold a reduced percentage of ownership in Convertible Fund than he or she did in Global Convertible prior to the Reorganization.

PROCEDURE

     On November 6, 1997, the Board of Directors of Global Convertible, including a majority of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan to Global Convertible stockholders for approval. The Board of Directors of Convertible Fund, including a majority of the Directors who are not interested persons, also approved the Agreement and Plan of Reorganization on November 6, 1997.

     If the stockholders of Global Convertible approve the Reorganization and all required regulatory approvals are obtained, the Reorganization will take place as early as possible in calendar year 1998.

     THE BOARD OF DIRECTORS OF GLOBAL CONVERTIBLE RECOMMENDS THAT GLOBAL CONVERTIBLE STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Global Convertible and Convertible Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Additional Information -- Determination of Net Asset Value" in the Convertible Fund Prospectus. Purchase orders for Global Convertible shares which have not been confirmed as of the Valuation Time will be treated as assets of Global Convertible for purposes of the Reorganization; redemption requests which have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

     Distribution of Convertible Fund Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Convertible Fund will issue to Global Convertible a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Global Convertible as of the Valuation Time. Each holder of Global Convertible shares will receive, in exchange for his or her proportionate interest in Global Convertible, Corresponding Shares of Convertible Fund of the same class and having the same aggregate net asset value as the Global Convertible shares held by such stockholder as of the Valuation Time.

     Expenses. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund's board, legal fees incurred in preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, and accounting fees associated with each Fund's financial statements. The expenses of the Reorganization that are attributable to the transaction itself, including expenses in connection with obtaining the IRS private letter ruling, will be borne pro rata by each Fund according to its net assets as of the Valuation Time. These expenses are expected to include expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the Registration Statement on Form N-14 (including the Prospectus and Proxy Statement), Commission and other filing fees and legal and audit fees in connection with the Reorganization. Expenses associated with the dissolution of Global Convertible under Maryland law and termination of its registration under the Investment Company Act will be borne by Global Convertible.

     Required Approvals. Under Global Convertible's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of Global Convertible stockholders representing a majority of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Global Convertible to Convertible Fund and the distribution of Corresponding Shares of Convertible Fund to Global Convertible stockholders, Global Convertible will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Global Convertible and Convertible Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Global Convertible stockholders, a favorable IRS ruling being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Global Convertible and Convertible Fund being confirmed by the respective parties.

     Postponement, Termination. Under the Agreement and Plan of Reorganization, the Board of Directors of either Global Convertible or Convertible Fund may cause the Reorganization to be postponed or abandoned should either Board determine that it is in the best interests of the stockholders of either Global Convertible or Convertible Fund, respectively, to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Global Convertible stockholders, prior to the Exchange Date or the Exchange Date may be postponed:
(i) by mutual consent of the Boards of Directors of Global Convertible and Convertible Fund; (ii) by the Board of Directors of Global Convertible if any condition to Global Convertible's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Convertible Fund if any condition to Convertible Fund's obligations has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

     MLAM and the Board of Directors of each of Global Convertible and Convertible Fund have identified certain potential benefits to stockholders that are likely to result from the Reorganization. First, following the Reorganization, Global Convertible stockholders will remain invested in an open-end fund that has an investment objective similar, although not identical, to that of Global Convertible. In addition, Global Convertible stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

     Specifically, as described above under "Comparison of the Funds -- Management -- Management and Advisory Fees," after the Reorganization, on a pro forma basis, Convertible Fund will pay an advisory fee to MLAM at a lower annual rate than that currently paid by Global Convertible and the total operating expenses of Convertible Fund after the Reorganization, as a percent of net assets, would be less than the current operating expenses for Global Convertible. See "Summary -- Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Global Convertible stockholders. To illustrate the potential economies of scale, on August 31, 1997, the total operating expense ratio for Global Convertible Class A shares was 2.62% (based on net assets of $29.2 million) and the total operating expense ratio for Convertible Fund Class A shares was 0.96% (based on net assets of $119.0 million). If the Reorganization had taken place on that date, the total operating expense ratio for Convertible Fund Class A shares on a pro forma basis would have been 0.94% (based on net assets of $148.0 million).


     The following table sets forth the net assets of Global Convertible as of its last four fiscal year ends and of Convertible Fund as of its last three fiscal year ends and as of October 31, 1997.



              CONVERTIBLE FUND                                   GLOBAL CONVERTIBLE
---------------------------------------------       --------------------------------------------
DATE                              NET ASSETS        DATE                             NET ASSETS
-------------------------------  ------------       -------------------------------  -----------
12/31/94                         $238,465,727       10/31/94                         $61,353,181
12/31/95                         $265,126,998       10/31/95                         $90,391,378
12/31/96                         $289,992,873       10/31/96                         $69,278,923
10/31/97                         $ 86,825,865*      10/31/97                         $28,922,287


---------------
* Prior to its conversion to open-end status on August 4, 1997, Convertible Fund was named Convertible Holdings, Inc. and operated as a diversified closed-end, "dual-purpose" management investment company. Its Income Shares were redeemed on July 31, 1997 and its Capital Shares were designated Class A shares upon open-ending.

     The above table illustrates that although Global Convertible's net assets increased in 1995 over 1994, since then the Fund's assets have been steadily decreasing primarily as a result of redemptions. As a closed-end fund, the assets of Convertible Fund did not fluctuate as a result of purchases and redemptions of its shares. The increase in Convertible Fund's assets was due to the performance of its portfolio securities. Recently, Convertible Fund's assets have decreased significantly as a result of (i) the Fund's redemption on July 31, 1997 of $109.3 million of Income Shares and (ii) stockholder redemptions aggregating $82.5 million in August 1997 following the Fund's conversion to open-end status. Were these trends to continue, MLAM anticipates that both Funds could experience higher operating expense ratios due to a continuing reduction in assets. Although there can be no assurance that the foregoing would in fact occur, MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to both Convertible Fund and Global Convertible stockholders.

     In addition, the Board of Directors of Global Convertible considered that the Reorganization may potentially provide increased flexibility to MLAM in managing Global Convertible's assets as part of Convertible Fund since Convertible Fund is organized as a non-diversified fund. As a non-diversified fund, Convertible Fund is not limited by the Investment Company Act in (i) the proportion of its assets that it may invest in the securities of a single issuer (excluding U.S. Government securities) or (ii) the amount of voting securities of a single issuer (excluding U.S. Government securities) that it may purchase. In this regard, the Board of Directors of Global Convertible considered it potentially advantageous that, unlike Global Convertible, Convertible Fund might not have to forego attractive investment opportunities, or alternatively liquidate existing positions prematurely to take advantage of such opportunities, in order to stay within the diversification limits of the Investment Company Act. Convertible Fund would, however, continue to comply with the diversification requirements under the Code. See "Comparison of the Funds -- Other Investment Policies -- Non-Diversified Status."

     Based on the foregoing, the Board of Directors of Global Convertible concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

     In approving the Reorganization, the Board of Directors of both Funds determined that the interests of existing stockholders of both Funds would not be diluted as a result of the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Global Convertible and Convertible Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Convertible Fund intends to continue to so qualify after the Reorganization. Global Convertible and Convertible Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Global Convertible and Convertible Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Global Convertible upon the receipt of Corresponding Shares of Convertible Fund in the Reorganization solely in exchange for their shares of Global Convertible; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Convertible Fund received by the stockholders of Global Convertible in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Global Convertible surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares of Convertible Fund received by stockholders of Global Convertible in the Reorganization will include the holding period of the shares of Global Convertible immediately prior to the liquidation of Global Convertible (provided that at the time of the Reorganization the shares of Global Convertible were held as capital assets);
(v) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Global Convertible on the asset transfer solely in exchange for Convertible Fund shares or on the distribution of Convertible Fund shares to Global Convertible stockholders under Section 361(c)(1); (vi) under Section 1032 of the Code, no gain or loss will be recognized by

Convertible Fund on the exchange of its shares for Global Convertible assets;
(vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Global Convertible in the hands of Convertible Fund will be the same as the tax basis of such assets in the hands of Global Convertible immediately prior to the Reorganization; (viii) in accordance with Section 1223 of the Code, the holding period of the transferred assets in the hands of Convertible Fund will include the holding period of such assets in the hands of Global Convertible; and (ix) the taxable year of Global Convertible will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Convertible Fund will succeed to and take into account certain tax attributes of Global Convertible, such as earnings and profits, capital loss carryovers and method of accounting.

     To the extent Convertible Fund has unrealized capital gains at the time of the Reorganization, Global Convertible stockholders may incur taxable gains in the year that Convertible Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of Convertible Fund shares at the time they were exchanged for assets of Global Convertible in the Reorganization. Conversely, stockholders of Convertible Fund will share in unrealized capital gains of Global Convertible after the Reorganization and bear a tax consequence on the subsequent realization of such gains. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Both Global Convertible and Convertible Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Convertible Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Global Convertible and distribution of shares of Convertible Fund to Global Convertible stockholders, Global Convertible will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

CAPITALIZATION

     The following table sets forth as of September 30, 1997: (i) the capitalization of Global Convertible, (ii) the capitalization of Convertible Fund and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

    CAPITALIZATION OF GLOBAL CONVERTIBLE, CONVERTIBLE FUND AND COMBINED FUND
                            AS OF SEPTEMBER 30, 1997

                                                               CONVERTIBLE FUND
                                           --------------------------------------------------------
                                             CLASS A        CLASS B        CLASS C        CLASS D
                                           -----------     ----------     ----------     ----------
Total Net Assets.........................  $87,178,363     $5,759,668     $1,189,444     $1,429,983
Shares Outstanding.......................    6,675,384        441,357         91,123        109,519
  Net Asset Value Per Share..............  $     13.06     $    13.05     $    13.05     $    13.06

                                                              GLOBAL CONVERTIBLE
                                           --------------------------------------------------------
                                            CLASS A         CLASS B        CLASS C        CLASS D
                                           ----------     -----------     ----------     ----------
Total Net Assets.........................  $3,526,541     $18,230,235     $1,182,820     $6,739,882
Shares Outstanding.......................     292,110       1,505,099         97,871        558,599
  Net Asset Value Per Share..............  $    12.07     $     12.11     $    12.09     $    12.07



                                                                COMBINED FUND
                                          ---------------------------------------------------------
ADJUSTED*                                   CLASS A         CLASS B        CLASS C        CLASS D
                                          -----------     -----------     ----------     ----------
Total Net Assets........................  $90,704,904     $23,989,903     $2,372,264     $8,169,865
Shares Outstanding......................    6,945,245       1,838,307        181,782        625,564
  Net Asset Value Per Share.............  $     13.06     $     13.05     $    13.05     $    13.06


---------------
* Total Net Assets and Net Asset Value Per Share include the aggregate value of Global Convertible's net assets which would have been transferred to Convertible Fund had the Reorganization been consummated on September 30, 1997. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Convertible Fund the Global Convertible stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Convertible Fund that actually will be received on or after such date.

                   INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on February 11, 1998, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., New York time.

SOLICITATION, REVOCATION AND USE OF PROXIES


     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Global Convertible. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.


     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan of Reorganization.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan of Reorganization will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Global Convertible at the close of business on December 19, 1997 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 2,659,296 shares of Global Convertible common stock issued and outstanding and entitled to vote.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GLOBAL CONVERTIBLE
AND CONVERTIBLE FUND


     To the knowledge of Global Convertible, as of the Record Date, no person or entity owned beneficially or of record 5% or more of the outstanding shares of Global Convertible.



     At the Record Date, the Directors and officers of Global Convertible as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Global Convertible. At such date, Mr. Zeikel, a Director and officer of Global Convertible, and the other officers of Global Convertible, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.



     To the knowledge of Convertible Fund, as of January 1, 1998, the following person owned beneficially 5% or more of Convertible Fund's shares outstanding:



                                                          PERCENT OF       NUMBER OF
                                                            SHARES          SHARES
           NAME                       ADDRESS             OUTSTANDING     OUTSTANDING
--------------------------    ------------------------    -----------     -----------
Charles Schwab & Co. Inc.     101 Montgomery St.           6.95%          478,467.432
                              San Francisco, CA 94104



     As of December 19, 1997, the Directors and officers of Convertible Fund as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of Convertible Fund. At such date, Mr. Zeikel, a Director and officer of Convertible Fund, and the other officers of Convertible Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.


VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of each class of Global Convertible is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of Global Convertible stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Global Convertible are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Global Convertible may redeem his Global Convertible shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Global Convertible's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of Global Convertible, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Global Convertible present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Fund's stockholders.

                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Convertible Fund and Global Convertible pro rata according to the aggregate net assets of each Fund's portfolio on the date of Reorganization. Such expenses are currently estimated to be $200,000.


     Global Convertible will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Global Convertible and certain persons that Global Convertible may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Global Convertible.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Global Convertible. Global Convertible and Convertible Fund also may hire proxy solicitors at their expense. It is expected that the cost of such supplementary solicitation, if any, will be nominal.

     Broker-dealer firms, including Merrill Lynch, holding shares of Global Convertible in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan of Reorganization. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan of Reorganization.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Global Convertible and Convertible Fund, respectively, have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Global Convertible and Convertible Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Global Convertible and Convertible Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Convertible Fund Prospectus, the Global Convertible Prospectus, the Convertible Fund Statement, the Global Convertible Statement, other material incorporated by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Global Convertible or Convertible Fund is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Global Convertible and Convertible Fund by Brown & Wood LLP, One World Trade Center, New York, New York.

                                    EXPERTS

     The financial highlights of Global Convertible and Convertible Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Global Convertible must be received by Global Convertible in a reasonable time before the Board of Directors solicitation relating to such meeting is to be made in order to be considered in Global Convertible's proxy statement and form of proxy relating to the meeting.

                                          By Order of the Board of Directors,

                                          Lawrence A. Rogers
                                          Secretary, Merrill Lynch Global
                                          Convertible Fund, Inc.

                                                                       EXHIBIT I

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 7th day of January, 1998, by and between Merrill Lynch Global Convertible Fund, Inc., a Maryland corporation ("Global Convertible"), and Merrill Lynch Convertible Fund, Inc., a Maryland corporation ("Convertible Fund").


                             PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Convertible Fund of substantially all of the assets, and the assumption of substantially all of the liabilities, of Global Convertible in exchange solely for an equal aggregate value of newly issued shares of Convertible Fund's common stock, with a par value of $.10 per share, and the subsequent distribution of Corresponding Shares (defined below) of Convertible Fund to Global Convertible stockholders in exchange for their shares of common stock of Global Convertible, with a par value of $.10 per share, in liquidation of Global Convertible, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Convertible Fund will be distributed to Global Convertible stockholders as follows: each holder of Global Convertible shares will be entitled to receive the number of shares of that class of shares of Convertible Fund having the same letter designation (e.g., Class A, Class B, Class C or Class D), and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any ("Corresponding Shares"), as the shares of Global Convertible owned by such stockholder on the Exchange Date (as defined in Section 7 of this Agreement). The aggregate net asset value of the Corresponding Shares of Convertible Fund to be received by each stockholder of Global Convertible will equal the aggregate net asset value of the Global Convertible shares owned by such stockholder on the Exchange Date. In consideration therefor, on the Exchange Date, Convertible Fund shall acquire substantially all of the assets of Global Convertible and assume substantially all of Global Convertible's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the liquidation of Global Convertible pursuant to the Reorganization, Global Convertible shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Global Convertible and Convertible Fund hereby agree as follows:

1.  REPRESENTATIONS AND WARRANTIES OF GLOBAL CONVERTIBLE.

     Global Convertible represents and warrants to, and agrees with, Convertible Fund that:

          (a) Global Convertible is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Convertible has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Global Convertible is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-5395), and such registration has not been revoked or rescinded and is in full force and effect. Global Convertible has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Global Convertible shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Convertible Fund, with such additions thereto and deletions therefrom as may have arisen in the course of Global Convertible's business up to the Valuation Time; and (ii) all other assets owned by Global Convertible or liabilities incurred as of the Valuation Time, except that Global Convertible shall retain cash, bank deposits or cash equivalent securities in an estimated amount necessary to (1) discharge its unpaid liabilities on its books at the Valuation Time (including, but not limited to, its income dividend and capital gains distributions, if any, payable for the period prior to the Valuation Time), and (2) pay such contingent and other liabilities as the Directors of Global Convertible reasonably shall deem to exist against the Fund, if any, at Valuation Time, for which contingent and other appropriate liability reserves shall be established on Global Convertible's books. Global Convertible also shall retain any and all rights which it may have over and against any other person which may have accrued up to the Valuation Time. Any unexpended portion of the foregoing funds retained by Global Convertible shall be disbursed by Global Convertible pro rata to its stockholders upon dissolution of Global Convertible as a final liquidating dividend.

          (d) Global Convertible has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (e) Convertible Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Global Convertible, each as of October 31, 1997, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Convertible and an unaudited schedule of investments of Global Convertible, each as of the Valuation Time, will be furnished to Convertible Fund at or prior to the Exchange Date for the purpose of determining the number of shares of Convertible Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Global Convertible as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) Convertible Fund has been furnished with the prospectus and statement of additional information of Global Convertible, each dated February 24, 1997, said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Convertible, threatened against Global Convertible which assert liability on the part of Global Convertible or which materially affect its financial condition or its ability to consummate the Reorganization. Global Convertible is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (h) There are no material contracts outstanding to which Global Convertible is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (n) below) or will not otherwise be disclosed to Convertible Fund prior to the Valuation Time.

          (i) Global Convertible is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

          (j) Global Convertible has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since October 31, 1997, and those incurred in connection with the Reorganization. As of the Valuation Time, Global Convertible will advise Convertible Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (k) Global Convertible has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Global Convertible have been adequately provided for on its books, and no tax deficiency or liability of Global Convertible has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

          (l) At both the Valuation Time and the Exchange Date, Global Convertible will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Global Convertible will have good and marketable title to all of the Investments, and Convertible Fund will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

          (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Convertible of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (n) The registration statement filed by Convertible Fund on Form N-14 relating to the shares of Convertible Fund to be issued pursuant to this Agreement which includes the proxy statement of Global Convertible and the prospectus of Convertible Fund with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Global Convertible (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Convertible for use in the N-14 Registration Statement as provided in Section 9 of this Agreement.

          (o) Global Convertible is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (p) The books and records of Global Convertible made available to Convertible Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Global Convertible.

          (q) Global Convertible will not sell or otherwise dispose of any of the shares of Convertible Fund to be received in the Reorganization, except in distribution to the stockholders of Global Convertible.

2.  REPRESENTATIONS AND WARRANTIES OF CONVERTIBLE FUND.

     Convertible Fund represents and warrants to, and agrees with, Global Convertible that:

          (a) Convertible Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Convertible Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Convertible Fund is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-4311), and such registration has not been revoked or rescinded and is in full force and effect. Convertible Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

          (c) Global Convertible has been furnished with a statement of assets and liabilities and a schedule of investments of Convertible Fund, each as of August 31, 1997, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Convertible Fund and an unaudited schedule of investments of Convertible Fund, each as of the Valuation Time, will be furnished to Global Convertible at or prior to the Exchange Date for the purpose of determining the number of shares of Convertible Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Convertible Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.


          (d) Global Convertible has been furnished with the prospectus and statement of additional information of Convertible Fund, dated December 29, 1997 and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.



          (e) Convertible Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.



          (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Convertible Fund, threatened against Convertible Fund which assert liability on the part of Convertible Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Convertible Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.



          (g) Convertible Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.



          (h) There are no material contracts outstanding to which Convertible Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Convertible prior to the Valuation Time.

          (i) Convertible Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on Convertible Fund's statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since August 31, 1997 and those incurred in connection with the Reorganization. As of the Valuation Time, Convertible Fund will advise Global Convertible in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.



          (j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Convertible Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.



          (k) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Convertible Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Convertible Fund for use in the N-14 Registration Statement as provided in Section 9 of this Agreement.



          (l) Convertible Fund is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.



          (m) The Convertible Fund shares to be issued to Global Convertible pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Convertible Fund will have any preemptive right of subscription or purchase in respect thereof.



          (n) At or prior to the Exchange Date, the Convertible Fund shares to be transferred to Global Convertible on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Convertible Fund presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.



          (o) At or prior to the Exchange Date, Convertible Fund will have obtained any and all regulatory, Director and stockholder approvals, necessary to issue the shares of Convertible Fund to Global Convertible.

3.  THE REORGANIZATION.

     (a) Subject to receiving the requisite approval of the stockholders of Global Convertible, and to the other terms and conditions contained herein, Global Convertible agrees to convey, transfer and deliver to Convertible Fund for the benefit of Convertible Fund, and Convertible Fund agrees to acquire from Global Convertible for the benefit of Convertible Fund, on the Exchange Date all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Global Convertible, and assume substantially all of the liabilities of Global Convertible, in exchange solely for that number of shares of Convertible Fund provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable Global Convertible will distribute all Convertible Fund shares received by it to its stockholders in exchange for their corresponding Global Convertible shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Convertible Fund in the amounts due the stockholders of Global Convertible based on their respective holdings in Global Convertible as of the Valuation Time.

     (b) Global Convertible will pay or cause to be paid to Convertible Fund any interest it receives on or after the Exchange Date with respect to the Investments transferred to Convertible Fund hereunder.


     (c) The Valuation Time shall be 4:00 p.m., New York time, on March 20, 1998, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").



     (d) Convertible Fund will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Global Convertible, except that recourse for such liabilities will be limited to the net assets of Global Convertible acquired by Convertible Fund. The known liabilities of Global Convertible as of the Valuation Time shall be confirmed in writing to Convertible Fund by Global Convertible pursuant to Section 1(j) of this Agreement.


     (e) Convertible Fund and Global Convertible will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any such other instrument as may be required by the State of Maryland to effect the transfer of Investments of Global Convertible to Convertible Fund.

     (f) Global Convertible will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

4.  ISSUANCE AND VALUATION OF CONVERTIBLE FUND SHARES IN THE REORGANIZATION.

     Full Convertible Fund shares, and to the extent necessary, a fractional Convertible Fund share, of an aggregate net asset value equal to the net asset value of the assets of Global Convertible acquired, determined as hereinafter provided, reduced by the amount of liabilities of Global Convertible assumed by Convertible Fund, shall be issued by Convertible Fund in exchange for such assets of Global Convertible. The net asset value of each of Global Convertible and Convertible Fund shall be determined in accordance with the procedures described in the Convertible Fund Prospectus as of the Valuation Time. Such valuation and determination shall be made by Convertible Fund in cooperation with Global Convertible. Convertible Fund shall issue its Class A, Class B, Class C and Class D shares to Global Convertible in four certificates or share deposit receipts (one in respect of each class) registered in the name of Global Convertible. Global Convertible shall distribute Corresponding Shares of Convertible Fund to its stockholders by redelivering such certificates to Merrill Lynch Financial Data Services, Inc.

5.  PAYMENT OF EXPENSES.

     (a) With respect to expenses incurred in connection with the Reorganization, (i) Convertible Fund shall pay all expenses incurred which are attributable solely to Convertible Fund and the conduct of its business, (ii) Global Convertible shall pay all expenses incurred which are attributable solely to Global Convertible and the conduct of its business, and (iii) Global Convertible and Convertible Fund shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets on the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. Global Convertible shall pay all expenses associated with its dissolution under Maryland law and the termination of its registration as an investment company under the 1940 Act.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.  COVENANTS OF GLOBAL CONVERTIBLE AND CONVERTIBLE FUND.

     (a) Global Convertible agrees to call a special meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Global Convertible issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) Global Convertible and Convertible Fund each covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

     (c) Global Convertible agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Convertible Fund shares other than to the stockholders of Global Convertible and without first paying or adequately providing for the payment of all of Global Convertible's liabilities not assumed by Convertible Fund, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Global Convertible undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Global Convertible has ceased to be a registered investment company.

     (e) Convertible Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Global Convertible and Convertible Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) Convertible Fund has no plan or intention to sell or otherwise dispose of the assets of Global Convertible to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) Global Convertible and Convertible Fund each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Convertible Fund and Global Convertible agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Convertible Fund agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Global Convertible for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Global Convertible shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Global Convertible with respect to Global Convertible's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Global Convertible (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Global Convertible to the extent such expenses have been accrued by Global Convertible in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) Global Convertible agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Convertible Fund expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

7.  EXCHANGE DATE.


     (a) Delivery of the assets of Global Convertible to be transferred, together with any other Investments, and the Convertible Fund shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Global Convertible and Convertible Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Global Convertible shall cause such Investments to be transferred to Convertible Fund's account with State Street Bank and Trust Company at the earliest practicable date thereafter.

     (b) Global Convertible will deliver to Convertible Fund on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Convertible Fund hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, Global Convertible shall deliver to Convertible Fund a list of the names and addresses of all of the stockholders of record of Global Convertible on the Exchange Date and the number of shares of Global Convertible owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Global Convertible or by its President.

8.  GLOBAL CONVERTIBLE CONDITIONS.

     The obligations of Global Convertible hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Global Convertible, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Convertible Fund; and that Convertible Fund shall have delivered to Global Convertible a copy of the resolution approving this Agreement adopted by Convertible Fund's Board of Directors, certified by the Secretary of Convertible Fund.

          (b) That Convertible Fund shall have furnished to Global Convertible a statement of Convertible Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Convertible Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Convertible Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Convertible Fund since August 31, 1997, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

          (c) That Convertible Fund shall have furnished to Global Convertible a certificate signed by Convertible Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Convertible Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Convertible Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That Global Convertible shall have received an opinion of Brown & Wood LLP, as counsel to both Convertible Fund and Global Convertible, in form and substance satisfactory to Global Convertible and dated the Exchange Date, to the effect that (i) each of Convertible Fund and Global Convertible is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Convertible Fund to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Convertible Fund, and no stockholder of Convertible Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of Convertible Fund or, to the best of such counsel's knowledge, otherwise);
     (iii) this Agreement has been duly authorized, executed and delivered by each of Convertible Fund and Global Convertible, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Convertible Fund or Global Convertible is a party or by which either Convertible Fund or Global Convertible is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization or Maryland law; (v) Global Convertible has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Global Convertible will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Convertible Fund and Global Convertible of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder;
     (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Convertible Fund nor Global Convertible, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Convertible Fund, Global Convertible or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Convertible Fund or Global Convertible, the unfavorable outcome of which would materially and adversely affect Convertible Fund or Global Convertible; (xii) all corporate actions required to be taken by Convertible Fund and Global Convertible to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Convertible Fund and Global Convertible; and (xiii) such opinion is solely for the benefit of Convertible Fund and Global Convertible and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto,
     (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Convertible Fund or Global Convertible contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Convertible Fund and Global Convertible with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Convertible Fund and Global Convertible.

          (f) That Global Convertible shall have received a private letter ruling from the Internal Revenue Service to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Global Convertible to Convertible Fund in exchange solely for shares of Convertible Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Global Convertible and Convertible Fund will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b);
     (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Global Convertible as a result of the asset transfer solely in exchange for Convertible Fund shares or on the distribution of the Convertible Fund stock to Global Convertible stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Convertible Fund on the receipt of assets of Global Convertible in exchange for Convertible Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Global Convertible on the receipt of Corresponding Shares of Convertible Fund in exchange for their shares of Global Convertible; (v) in accordance with Section 362(b) of the Code, the tax basis of the Global Convertible assets in the hands of Convertible Fund will be the same as the tax basis of such assets in the hands of Global Convertible immediately prior to the consummation of the Reorganization;
     (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Convertible Fund received by the stockholders of Global Convertible in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Global Convertible surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Convertible Fund will be determined by including the period for which such stockholder held the shares of Global Convertible exchanged therefor, provided, that such Global Convertible shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Convertible Fund's holding period with respect to the Global Convertible assets transferred will include the period for which such assets were held by Global Convertible; and (ix) the taxable year of Global Convertible will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Convertible Fund will succeed to and take into account certain tax attributes of Global Convertible, such as earnings and profits, capital loss carryovers and method of accounting.

          (g) That all proceedings taken by Convertible Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Convertible.

          (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Convertible Fund, contemplated by the Commission.


          (i) That Global Convertible shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Global Convertible, to the effect that (i) they are independent public accountants with respect to Convertible Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Convertible Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Global Convertible and Convertible Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Convertible Fund included in the N-14 Registration Statement, and inquiries of certain officials of Convertible Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that
     (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Convertible and Convertible Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Convertible Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Convertible Fund or from schedules prepared by officials of Convertible Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.


          (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Convertible Fund or would prohibit the Reorganization.

          (k) That Global Convertible shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Convertible, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.  CONVERTIBLE FUND CONDITIONS.

     The obligations of Convertible Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Global Convertible and by the affirmative vote of the holders of a majority of the shares of common stock of Global Convertible issued and outstanding and entitled to vote thereon, voting together as a single class; and that Global Convertible shall have delivered to Convertible Fund a copy of the resolution approving this Agreement adopted by Global Convertible's Board of Directors, and a certificate setting forth the vote Global Convertible stockholders obtained, each certified by the Secretary of Global Convertible.

          (b) That Global Convertible shall have furnished to Convertible Fund a statement of Global Convertible's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Global Convertible's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Convertible's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Global Convertible since October 31, 1997, other than changes in the Investments since that date or changes in the market value of the Investments.

          (c) That Global Convertible shall have furnished to Convertible Fund a certificate signed by Global Convertible's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Global Convertible made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Global Convertible has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d) That Global Convertible shall have delivered to Convertible Fund a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Global Convertible for the period ended October 31, 1997 (which returns originally were prepared and filed by Global Convertible), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Global Convertible for the period covered thereby; and that for the period from November 1, 1997, to and including the Exchange Date and for any taxable year of Global Convertible ending upon the liquidation of Global Convertible, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 1997, to and including the Exchange Date and for any taxable year of Global Convertible ending upon the liquidation of Global Convertible or that Global Convertible would not continue to qualify as a regulated investment company for Federal income tax purposes.

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That Convertible Fund shall have received an opinion of Brown & Wood LLP, as counsel to both Convertible Fund and Global Convertible, in form and substance satisfactory to Convertible Fund and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Convertible Fund reasonably may deem necessary or desirable.

          (g) That Convertible Fund shall have received a private letter ruling from the Internal Revenue Service with respect to the matters specified in
     Section 8(f) of this Agreement.


          (h) That Convertible Fund shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Convertible Fund, to the effect that (i) they are independent public accountants with respect to Global Convertible within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Convertible included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Global Convertible and Convertible Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Convertible included in the N-14 Registration Statement, and inquiries of certain officials of Global Convertible responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Convertible Fund and Global Convertible and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Convertible appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Global Convertible or from schedules prepared by officials of Global Convertible having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (i) That the Investments to be transferred to Convertible Fund shall not include any assets or liabilities which Convertible Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

          (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Convertible, contemplated by the Commission.

          (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Convertible or would prohibit the Reorganization.

          (l) That Convertible Fund shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Convertible Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (m) That all proceedings taken by Global Convertible and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Convertible Fund.


          (n) That prior to the Exchange Date, Global Convertible shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period from January 1, 1998 to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from November 1, 1997 to and including the Exchange Date.


10.  TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Global Convertible) prior to the Exchange Date, or the Exchange Date may be postponed,
(i) by mutual consent of the Boards of Directors of Global Convertible and Convertible Fund; (ii) by the Board of Directors of Global Convertible if any condition of Global Convertible's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Convertible Fund if any condition of Convertible Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.


     (b) If the transactions contemplated by this Agreement have not been consummated by August 31, 1998, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Global Convertible and Convertible Fund.


     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Global Convertible or Convertible Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Global Convertible or Convertible Fund, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Global Convertible and Convertible Fund have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Global Convertible and Convertible Fund to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Global Convertible nor Convertible Fund nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Global Convertible or Convertible Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Global Convertible and Convertible Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Global Convertible unless such terms and conditions shall result in a change in the method of computing the number of shares of Convertible Fund to be issued to Global Convertible in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Global Convertible prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Global Convertible promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11.  INDEMNIFICATION.

     (a) Global Convertible hereby agrees to indemnify and hold Convertible Fund harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Convertible Fund may incur or sustain by reason of the fact that (i) Convertible Fund shall be required to pay any corporate obligation of Global Convertible, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Global Convertible which were omitted or not fairly reflected in the financial statements to be delivered to Convertible Fund in connection with the Reorganization; (ii) any representations or warranties made by Global Convertible in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Global Convertible has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Global Convertible and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Convertible by Convertible Fund.

     (b) Convertible Fund hereby agrees to indemnify and hold Global Convertible harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Convertible may incur or sustain by reason of the fact that (i) any representations or warranties made by Convertible Fund in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Convertible Fund has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or
(b) the Proxy Statement and Prospectus delivered to stockholders of Global Convertible and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Convertible Fund by Global Convertible.

     (c) In the event that any claim is made against Convertible Fund in respect of which indemnity may be sought by Convertible Fund from Global Convertible under Section 11(a) of this Agreement, or in the event that any claim is made against Global Convertible in respect of which indemnity may be sought by Global Convertible from Convertible Fund under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Global Convertible and Convertible Fund that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.  OTHER MATTERS.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Convertible Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

          THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH CONVERTIBLE FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Convertible Fund's transfer agent with respect to such shares. Global Convertible will provide Convertible Fund on the Exchange Date with the name of any Global Convertible stockholder who is to the knowledge of Global Convertible an affiliate of it on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Global Convertible or Convertible Fund, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Arthur Zeikel, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, of Global Convertible and Convertible Fund are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                          MERRILL LYNCH GLOBAL CONVERTIBLE
                                            FUND, INC.


                                          By:   /s/ TERRY K. GLENN

                                          --------------------------------------

                                             (Terry K. Glenn, Executive Vice
                                                        President)


Attest:

  /s/ LAWRENCE A. ROGERS

--------------------------------------

   (Lawrence A. Rogers, Secretary)


                                          MERRILL LYNCH CONVERTIBLE
                                            FUND, INC.


                                          By:   /s/ ARTHUR ZEIKEL


                                          --------------------------------------

                                                (Arthur Zeikel, President)


Attest:

  /s/ IRA P. SHAPIRO

--------------------------------------

     (Ira P. Shapiro, Secretary)

[PROXY CARD FRONT]   MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                                    P.O. BOX 9011
                          PRINCETON, NEW JERSEY 08543-9011

                                        PROXY
          This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Lawrence A. Rogers as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Merrill Lynch Global Convertible Fund, Inc. (the "Fund") held of record by the undersigned on December 19, 1997 at a Special Meeting of Stockholders of the Fund to be held on February 11, 1998, or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.





                (Continued and to be signed on the reverse side)

[PROXY CARD REVERSE]

1. To approve the Agreement and Plan of Reorganization between Merrill Lynch Global Convertible Fund, Inc. and Merrill Lynch Convertible Fund, Inc.

                    FOR  [ ]        AGAINST  [ ]          ABSTAIN  [ ]

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                              Dated:                      , 199
                                     ---------------------     -

                              X
                               ---------------------------------
                                            Signature

                              X
                               ---------------------------------
                                   Signature, if held jointly


PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Global Convertible Fund, Inc. ("Global Convertible") and Merrill Lynch Convertible Fund, Inc. ("Convertible Fund") dated January 7, 1998 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Convertible Fund at 1-800-456-4587, ext. 123, or by writing to Convertible Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.



     Further information about Convertible Fund is contained in and incorporated by reference to its Prospectus, dated December 29, 1997, and its Statement of Additional Information, dated December 29, 1997, which are incorporated by reference into this Statement of Additional Information. Convertible Fund's Statement of Additional Information accompanies this Statement of Additional Information.


     Further information about Global Convertible is contained in and incorporated by reference to its Prospectus, dated February 24, 1997, and its Statement of Additional Information, dated February 24, 1997, which are incorporated by reference into this Statement of Additional Information. Global Convertible's Statement of Additional Information accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Global Convertible and Convertible Fund, other material incorporated by reference and other information regarding Global Convertible and Convertible Fund.


    The date of this Statement of Additional Information is January 7, 1998

                               TABLE OF CONTENTS

General Information...................................................................      2
Financial Statements..................................................................      2
  Pro Forma Combined Schedule of Investments for Convertible Fund and Global
     Convertible as of October 31, 1997 (unaudited)...................................    F-1
  Pro Forma Combined Statement of Assets and Liabilities for Convertible Fund and
     Global Convertible as of October 31, 1997 (unaudited)............................    F-9
  Pro Forma Combined Statement of Operations for Convertible Fund and Global
     Convertible as of October 31, 1997 (unaudited)...................................   F-11

                              GENERAL INFORMATION

     The stockholders of Merrill Lynch Global Convertible Fund, Inc. ("Global Convertible") are being asked to approve the acquisition of substantially all of the assets of Global Convertible, and the assumption of substantially all of the liabilities of Global Convertible by Merrill Lynch Convertible Fund, Inc. (the "Convertible Fund"), in exchange solely for an equal aggregate value of shares of Convertible Fund (the "Reorganization"). Convertible Fund is an openend management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Global Convertible to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, February 11, 1998, at 9:00 a.m., New York time.


     For detailed information about the Reorganization, stockholders of Global Convertible should refer to the Proxy Statement and Prospectus. For further information about Convertible Fund, Global Convertible stockholders should refer to Convertible Fund's Statement of Additional Information, dated December 29, 1997, which accompanies this Statement of Additional Information and is incorporated by reference herein. For further information about Global Convertible, stockholders should refer to Global Convertible's Statement of Additional Information, dated February 24, 1997 (the "Global Convertible Statement"), which accompanies this Statement of Additional Information and is incorporated by reference herein.


                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

CONVERTIBLE FUND


     Financial statements and accompanying notes for the fiscal period January 1, 1997 through August 31, 1997, and the independent auditors' report thereon, dated October 15, 1997, of Convertible Fund are incorporated by reference from the Convertible Fund Annual Report to Shareholders for the fiscal year ended August 31, 1997.


GLOBAL CONVERTIBLE


     Financial statements and accompanying notes for the fiscal year ended October 31, 1997, and the independent auditor's report thereon, dated December 5, 1997, of Global Convertible are incorporated by reference from the Global Convertible Annual Report to Shareholders for the fiscal year ended October 31, 1997.

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

                                OCTOBER 31, 1997

                                  (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE      GLOBAL      PRO FORMA FOR
NORTH AMERICA       INDUSTRIES       SHARES HELD        COMMON STOCKS & WARRANTS         FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
United States    Building &               20,000    Toll Brothers Inc. .............  $   442,500            --     $    442,500
                 Construction
                 Drug                     27,400    Bindley Western Industries
                 Distribution                         Inc. .........................      770,625            --          770,625
                 Environmental            16,918    Allied Waste Industries,
                                                      Inc. .........................      342,589            --          342,589
                 Financial                34,375    Nal Acceptance Corp.
                 Services                             (Warrants)(a)++...............        9,797            --            9,797
                 Food & Beverage          25,000    RJR Nabisco, Inc. ..............      792,188            --          792,188
                 Food/Beverage/           20,000    ConAgra Inc.....................           --    $  602,500          602,500
                 Tobacco/Household
                 Funeral Services         20,000    Service Corporation
                                                      International.................      608,750            --          608,750
                 Metal                    15,479    Trinity Industries Leasing
                 Fabricating                          Co. ..........................      692,685            --          692,685
                 Paper                    17,700    Boise Cascade Corporation.......      612,863            --          612,863
                 Pharmaceuticals           3,273    Crescendo Pharmaceuticals
                                                      Corp.(c)......................       24,547        12,274           36,821
                 Retail Stores            22,500    Home Depot, Inc. ...............           --     1,251,562        1,251,562
                 Semiconductors           75,800    Cypress Semiconductor
                                                      Corporation(c)................      852,750            --          852,750
                                          60,000    Integrated Device Technology,
                                                      Inc.(c).......................      690,000            --          690,000
                                                                                      -----------    ----------     ------------
                                                                                        1,542,750            --        1,542,750
                 Steel                    44,829    AK Steel Holding Corp. .........    1,888,422            --        1,888,422
                                                                                      -------------------------------------------
                 Total Common Stocks and Warrants in the United States..............    7,727,716     1,866,336        9,594,052



---------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE      GLOBAL      PRO FORMA FOR
NORTH AMERICA       INDUSTRIES       FACE AMOUNT           CONVERTIBLE BONDS             FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
Canada           Metals & Mining   US$ 2,200,000    Inco, Limited, 5.75% due
                                                      7/01/2004.....................  $ 1,526,250    $  712,250     $  2,238,500
                                         900,000    Magna International Inc.,
                                                      7.25% due 7/05/2005...........    1,009,441            --        1,009,441
                                                                                      -------------------------------------------
                 Total Convertible Bonds in Canada..................................    2,535,691       712,250        3,247,941
United States    Assisted Living       1,600,000    Assisted Living Concepts, Inc.
                                                      6% due 11/01/2002.............    1,430,000       330,000        1,760,000

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
            MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. (CONTINUED)

                                OCTOBER 31, 1997

                                  (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE      GLOBAL      PRO FORMA FOR
NORTH AMERICA       INDUSTRIES       FACE AMOUNT           CONVERTIBLE BONDS             FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
United States    Automotive          $ 2,000,000    Mascotech, Inc. 4.50% due
  (continued)    Parts...........                     12/15/2003....................  $ 1,775,000            --     $  1,775,000
                                                    Pep Boys -- Manny, Moe & Jack (The):
                                       4,000,000    4% due 9/15/1999................    2,468,750    $1,481,250        3,950,000
                                       1,500,000    4.089% due 9/20/2011............      789,375                        789,375
                                         750,000    Tower Automotive, 5% due
                                                      8/01/2004(b)..................      783,750            --          783,750
                                                                                      -----------    ----------     ------------
                                                                                        5,816,875     1,481,250        7,298,125
                 Conglomerates                      Polyphase Corporation:+++
                                       1,000,000    12% due 12/01/1997(b)...........      270,000            --          270,000
                                       2,000,000    12% due 7/01/1999++.............      540,000            --          540,000
                                       1,500,000    Thermo Electron Corporation,
                                                      4.25% due 1/01/2003...........    1,689,375            --        1,689,375
                                                                                      -----------    ----------     ------------
                                                                                        2,499,375            --        2,499,375
                 Dental Supplies         550,000    Phoenix Shannon PLC,
                                                      9.50% due 11/01/2000(b).......      165,000            --          165,000
                 Environmental         1,605,000    Thermo Ecotek Corp.,
                                                      4.875% due 4/15/2004(b).......    1,631,081            --        1,631,081
                                         750,000    Thermo Fibertek Inc.,
                                                      4.50% due 7/15/2004...........      781,875            --          781,875
                                         500,000    USA Waste Services, Inc.,
                                                      4% due 2/01/2002..............      526,250            --          526,250
                                                                                      -----------    ----------     ------------
                                                                                        2,939,206            --        2,939,206
                 Finance               1,000,000    Kellstorm Industries Inc.,
                                                      5.75% due 10/15/2002..........      988,750            --          988,750
                 Healthcare            2,000,000    Integrated Health Services Inc.,
                 Services                             6% due 1/01/2003..............    2,177,500            --        2,177,500
                                       6,000,000    PhyCor, Inc., 4.50% due
                                                      2/15/2003.....................    4,162,500     1,387,500        5,550,000
                                       3,122,000    Quantum Health Resources, Inc.,
                                                      4.75% due 10/01/2000..........    2,965,900            --        2,965,900
                                       1,500,000    RoTech Medical Corporation.,
                                                      5.25% due 6/01/2003...........    1,503,750            --        1,503,750
                                                                                      -----------    ----------     ------------
                                                                                       10,809,650     1,387,500       12,197,150
                 Home Builders         1,000,000    Continental Homes Holding Corp.,
                                                      6.875% due 11/01/2002.........    1,346,250            --        1,346,250
                 Medical Supplies      1,500,000    Thermo Trex Corp.,
                                                      3.25% due 11/01/2007..........      700,000       802,000        1,502,000

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
            MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. (CONTINUED)

                                OCTOBER 31, 1997

                                  (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE      GLOBAL      PRO FORMA FOR
NORTH AMERICA       INDUSTRIES       FACE AMOUNT           CONVERTIBLE BONDS             FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
United States    Miscellaneous       $ 1,000,000    Loews Corp.,
  (continued)                                         3.125% due 9/15/2007..........  $ 1,131,250            --     $  1,131,250
                 Pharmaceuticals       4,500,000    Alza Corporation,
                                                      5% due 5/01/2006..............    2,925,000    $1,462,500        4,387,500
                 Real Estate           1,500,000    Capstone Capital Trust Inc.,
                 Investment                           6.55% due 3/14/2002...........    1,456,875            --        1,456,875
                 Trusts
                 Restaurants             500,000    Boston Market
                                                      7.75% due 5/01/2004...........      377,500            --          377,500
                                       1,425,000    Hometown Buffet Inc.,
                                                      7% due 12/01/2002.............    1,588,875            --        1,588,875
                                                                                      -----------    ----------     ------------
                                                                                        1,966,375            --        1,966,375
                 Retail Stores         3,000,000    Home Depot, Inc. (The),
                                                      3.25% due 10/01/2001+++.......    3,137,500       627,500        3,765,000
                 Retail Office         5,000,000    Office Depot, Inc.
                 Products                             4.891% due 11/01/2008(d)......    3,125,000            --        3,125,000
                                                    US Office Products Co.:
                                       1,000,000    5.50% due 5/15/2003++...........      935,000            --          935,000
                                       1,000,000    5.50% due 5/15/2003(b)..........      977,500            --          977,500
                                                                                      -----------    ----------     ------------
                                                                                        5,037,500            --        5,037,500
                 Scientific            2,000,000    Thermo Cardiosystems Inc., 4.75%
                 Equipment                            due 5/15/2004(b)..............    2,020,000            --        2,020,000
                                       1,250,000    Thermo Instrument Systems, Inc.,
                                                      4.50% due 10/15/2003(b).......    1,306,250            --        1,306,250
                                       1,000,000    Thermo Optek Corp.,
                                                      5% due 10/15/2000(b)..........    1,146,250            --        1,146,250
                                                                                      -----------    ----------     ------------
                                                                                        4,472,500            --        4,472,500
                 Semiconductors          750,000    Cypress Semiconductor Corp., 6%
                                                      due 10/01/2002(b).............      656,250            --          656,250
                 Technology            1,000,000    Apple Computer, Inc.,
                                                      6% due 6/01/2001..............      883,500            --          883,500
                                         750,000    Data General Corporation,
                                                      6% due 5/15/2004(b)...........      772,500            --          772,500
                                         650,000    Premiere Technologies, Inc.,
                                                    5.75% due 7/01/2004+++..........      775,125            --          775,125
                                                                                      -----------    ----------     ------------
                                                                                        2,431,125            --        2,431,125
                 Textiles              1,100,000    Fieldcrest Cannon, Inc.,
                                                      6% due 3/15/2012..............      918,500            --          918,500

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
            MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. (CONTINUED)

                                OCTOBER 31, 1997

                                  (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE      GLOBAL      PRO FORMA FOR
NORTH AMERICA       INDUSTRIES       FACE AMOUNT           CONVERTIBLE BONDS             FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
United States    Transportation      $   600,000    Alaska Air Group, Inc.,
  (concluded)                                         6.50% due 6/15/2005...........                 $  951,000     $    951,000
                 Water Treatment       1,750,000    US Filter Corporation,
                 Systems                              4.50% due 12/15/2001..........  $ 2,051,875            --        2,051,875
                                                                                      -------------------------------------------
                 Total Convertible Bonds in the United States.......................   52,879,856     7,041,750       59,921,606



---------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE      GLOBAL      PRO FORMA FOR
NORTH AMERICA       INDUSTRIES       SHARES HELD      CONVERTIBLE PREFERRED STOCKS       FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
United States    Banking &                10,000    Jefferson Pilot Corp. (ACES)
                 Financial                            (into NationsBank Corp.(e)....  $ 1,060,000            --     $  1,060,000
                 Energy                   20,000    CalEnergy Capital Trust II,
                                                      6.25%(b)......................    1,017,500            --        1,017,500
                 Health Care              50,000    Medpartners Inc. ...............    1,212,500            --        1,212,500
                 Insurance                10,000    American General Corp., Pfd. ...           --    $  665,000          665,000
                                          15,000    St. Paul Companies, Inc.,
                                                      Pfd. .........................           --     1,050,000        1,050,000
                                                                                      -----------    ----------     ------------
                                                                                               --     1,715,000        1,715,000
                 Metals & Mining          30,000    USX Capital Trust I Pfd. .......                  1,425,000        1,425,000
                 Minerals                 43,150    Cyprus Amax Minerals Co., $4.00,
                                                      Series A......................    2,297,738                      2,297,738
                 Oil & Gas                27,000    Lomak Petroleum, Inc.,
                 Producers                            $5.75 Pfd.....................    1,010,000       353,500        1,363,500
                                          10,000    Occidental Petroleum Corp.,
                                                      Pfd., Series A................           --       940,000          940,000
                                                                                      -----------    ----------     ------------
                                                                                        1,010,000     1,293,000        2,303,500
                 Paper                    40,000    International Paper Co.,
                                                      $5.25.........................    2,030,000            --        2,030,000
                 Precious Metals          44,200    Coeur d'Alene Mines
                                                      Corporation...................      693,388            --          693,388
                 Real Estate              30,000    Public Storage Inc., $2.062.....    1,395,000            --        1,395,000
                 Investment
                 Trust                    20,000    Merry Land & Investment Company,
                                                      Inc., Pfd. ...................           --       552,500          552,500
                                                                                      -----------    ----------     ------------
                                                                                        1,395,000       552,500        1,947,500
                 Restaurants              60,000    Wendy's International, Inc.,
                                                      Series A .....................    3,000,000            --        3,000,000

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
            MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. (CONTINUED)

                                OCTOBER 31, 1997

                                  (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONVERTIBLE      GLOBAL      PRO FORMA FOR
NORTH AMERICA       INDUSTRIES       SHARES HELD      CONVERTIBLE PREFERRED STOCKS       FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
United States    Retail                   19,500    Kmart Financing I...............  $ 1,110,281            --     $  1,110,281
  (concluded)
                 Steel                              WHX Corporation:
                                          40,000    Series A........................    1,970,000            --        1,970,000

                                          20,000    Series B........................           --    $  985,000          985,000

                                         103,610    Worthington Industries, Inc. ...    1,631,858            --        1,631,858
                                                                                      -----------    ----------     ------------
                                                                                        3,601,858       985,000        4,586,858
                 Transportation           10,000    CNF Transportation Inc.,
                                                      Series A......................      635,000            --          635,000
                 Utilities                50,500    Citizens Utilities Company......    2,398,750            --        2,398,750
                                                                                      -------------------------------------------
                 Total Convertible Preferred Stocks in the United States............   21,462,015     5,971,000       27,433,015
---------------------------------------------------------------------------------------------------------------------------------
                 Total Investments in North American Securities.....................   84,605,278    15,591,336      100,196,614



---------------------------------------------------------------------------------------------------------------------------------
                                       SHARES                                         CONVERTIBLE      GLOBAL      PRO FORMA FOR
PACIFIC BASIN       INDUSTRIES          HELD                 COMMON STOCKS               FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
Hong Kong        Utilities--Electric      50,000    Shandong Huaneng Power Company
                                                      Ltd.(ADR)(c)..................           --    $  371,875     $    371,875
                                                                                                                      -----------
                 Total Common Stocks in Hong Kong...................................           --       371,875          371,875



---------------------------------------------------------------------------------------------------------------------------------
                                        FACE                                          CONVERTIBLE      GLOBAL      PRO FORMA FOR
 PACIFIC BASIN      INDUSTRIES         AMOUNT              CONVERTIBLE BONDS             FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
Japan            Auto & Truck        Y25,000,000    No. 2 Toyota Motor Corp., 1.20%
                                                      due 1/28/1998.................           --    $  359,371     $    359,371
                 Chemicals            50,000,000    No. 6 Sumitomo Bakelite Co.,
                                                      Ltd., 1.20% due 9/29/2006.....           --       499,958          499,958
                 Electronics         Y50,000,000    No. 5 Matsushita Electric
                                                      Industrial Co., 1.30% due
                                                      3/29/2002.....................           --       532,402          532,402
                                      30,000,000    No. 2 Tokyo Electron Ltd., 0.90%
                                                      due 9/30/2003.................           --       488,146          488,146
                                                                                      -----------    ----------     ------------
                                                                                               --     1,020,548        1,020,548
                 Food & Beverage      14,000,000    No. 1 Sanyo Coca-Cola Bottling,
                                                      Inc., 0.90% due 6/30/2003.....           --       110,873          110,873
                 Industrial           30,000,000    No. 3 Sony Corp., 1.40% due
                                                      9/30/2003.....................           --       454,704          454,704
                 Total Convertible Bonds in Japan...................................           --     2,445,454        2,445,454
                                                                                      -------------------------------------------
                 Total Investments in the Pacific Basin.............................           --     2,817,329        2,817,329

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
            MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. (CONTINUED)

                                OCTOBER 31, 1997

                                  (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
                                        FACE                                          CONVERTIBLE      GLOBAL      PRO FORMA FOR
WESTERN EUROPE      INDUSTRIES         AMOUNT              CONVERTIBLE BONDS             FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
France           Leisure             Frf 4,200,000  Euro Disney SCA, 6.75% due
                                                      10/01/2001....................           --    $  780,572     $    780,572
                 Pharmaceuticals             7,000  Sanofi S.A. 4% due 1/01/2000
                                                      (units).......................           --       730,963          730,963
                                                                                      -------------------------------------------
                 Total Convertible Bonds in France..................................           --     1,511,535        1,511,535
---------------------------------------------------------------------------------------------------------------------------------
Netherlands      Insurance             US $500,000  Aegon N.V., 4.75% due
                                                      11/01/2004....................           --     1,387,500        1,387,500
                                                                                      -------------------------------------------
                 Total Convertible Bonds in the Netherlands.........................           --     1,387,500        1,387,500
---------------------------------------------------------------------------------------------------------------------------------
United Kingdom   Food & Beverage       L   500,000  Allied-Lyons PLC, 6.75% due
                                                      7/07/2008.....................           --       842,994          842,994
                                       US $500,000  Grand Metropolitan PLC, 6.50%
                                                      due 1/31/2000.................           --       647,500          647,500
                                                                                      -------------------------------------------
                 Total Convertible Bonds in the United Kingdom......................           --     1,490,494        1,490,494
---------------------------------------------------------------------------------------------------------------------------------
                 Total Investments in Western Europe................................           --     4,389,529        4,389,529



---------------------------------------------------------------------------------------------------------------------------------
  SHORT-TERM                            FACE                                          CONVERTIBLE      GLOBAL      PRO FORMA FOR
  SECURITIES                           AMOUNT                    ISSUE                   FUND+      CONVERTIBLE+   COMBINED FUND+
---------------------------------------------------------------------------------------------------------------------------------
                 Commercial          US$ 2,117,000  General Motors Acceptance Corp.,
                 Paper*                               5.75% due 11/03/1997..........  $ 1,251,400   $   864,724     $  2,116,124
                                         3,500,000  Lexington Parker Inc., 5.52% due
                                                      11/04/1997....................    3,497,853            --        3,497,853
                                                                                      -----------    ----------     ------------
                                                                                        4,749,253       864,724        5,613,977
                 US Government
                 Obligations*                         US Treasury Bills:
                                           750,000  4.62% due 11/06/1997............           --       749,519          749,519

                                           750,000  4.83% due 11/13/1997............           --       748,793          748,793

                                         1,400,000  4.85% due 11/13/1997............           --     1,397,737        1,397,737

                                           800,000  4.80% due 11/20/1997............           --       797,973          797,973

                                         2,500,000  4.85% due 12/04/1997............           --     2,488,885        2,488,885

                                           750,000  4.85% due 12/11/1997............           --       745,958          745,958

                                                                                               --     6,928,865        6,928,865
                                                                                      ------------------------------------------
                 Total Investment in Short-Term Securities..........................    4,749,253     7,793,589       12,542,842
--------------------------------------------------------------------------------------------------------------------------------

                 Total Investments (Cost -$113,771,565).............................  $89,354,531   $30,591,783     $119,946,314
                                                                                      ===========   ===========     ============

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR


                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND


            MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC. (CONCLUDED)



                                OCTOBER 31, 1997



                                  (UNAUDITED)

---------------


(a) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) The security may be offered and sold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933.
(c)   Non-income producing security.
(d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(e)   Adjustable Convertible Extendable Securities.
(f)   American Depository Receipt (ADR).
 * Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by Fund.
 + Valued as discussed in Note 1a of Notes to Pro Forma Financial Statements below.
 ++ Restricted securities as to resale. The value of Convertible Fund's investment in restricted securities is approximately $1,485,000, representing 1.7% of Convertible Fund's net assets and 1.3% of the net assets of the Combined Fund.



      -------------------------------------------------------------------------------------------------------------------------
                                                                                  ACQUISITION                          VALUE
                                        ISSUE                                        DATE              COST          (NOTE 1a)
      -------------------------------------------------------------------------------------------------------------------------
      Nal Acceptance Corp. (warrants)...........................................   9/12/1996                --       $    9,797
      Polyphase Corp., 12% due 7/01/1999........................................   9/12/1996        $2,000,000          540,000
      US Office Products Co., 5.50% due 5/15/2003...............................   2/27/1997           842,500          935,000
      -------------------------------------------------------------------------------------------------------------------------
      Total.....................................................................                    $2,842,500       $1,484,797
                                                                                                    ===========================
+++   Covered Short Sales entered into as of October 31, 1997
      -------------------------------------------------------------------------------------------------------------------------



                                                              VALUE
      SHARES                    ISSUE                    (NOTES 1a & 1b)
      ------------------------------------------------------------------
       40,000  aHome Depot, Inc. (The)..................     (2,225,000)

        5,500  Polyphase Corporation...................         (8,250)

       14,700  Premiere Technologies, Inc. ............       (499,800)

      ------------------------------------------------------------------
      Total (Proceeds $2,588,216)......................     (2,733,050)
      ------------------------------------------------------------------

                     PRO FORMA COMBINED STATEMENT OF ASSETS
                              AND LIABILITIES FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                             AS OF OCTOBER 31, 1997
                                  (UNAUDITED)





     The following unaudited Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Convertible Fund, Inc. ("Convertible Fund") and Merrill Lynch Global Convertible Fund, Inc. ("Global Convertible") has been derived from the Statements of Assets and Liabilities of Convertible Fund and Global Convertible as of October 31, 1997 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on October 31, 1997. The Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on October 31, 1997. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the Annual Report to Stockholders of Convertible Fund for the period ended August 31, 1997 and from the Global Convertible audited financial statements and related notes from the Annual Report to Shareholders of Global Convertible for the fiscal year ended October 31, 1997.



                                           CONVERTIBLE     GLOBAL                      PRO FORMA FOR
                                              FUND       CONVERTIBLE   ADJUSTMENTS     COMBINED FUND
                                           -----------   -----------   -----------     -------------
ASSETS:
Investments, at value* (Note 1a).........  $89,354,531   $30,591,783            --     $ 119,946,314
Cash.....................................      200,346       840,687            --         1,041,033
Foreign cash (Note 1b)...................           --       241,801            --           241,801
Deposits on short sales (Note 1h)........    2,450,610            --            --         2,450,610

Receivables:
  Securities sold........................    1,612,200       760,125            --         2,372,325
  Interest...............................      797,251       144,790            --           942,041
  Capital shares sold....................      107,003        16,375            --           123,378
  Dividends..............................       37,526         1,489            --            39,015
Prepaid registration fees and other
  assets (Note 1f).......................       59,660        40,417            --           100,077
                                           -----------   -----------    ----------      ------------
Total assets.............................   94,619,127    32,637,467            --       127,256,594
                                           -----------   -----------    ----------      ------------
LIABILITIES:
Common stock sold short, at market value
  (proceeds -- $2,588,216) (Notes 1a &
  1h)....................................    2,733,050            --            --         2,733,050
Payables:
  Securities purchased...................    3,831,150     2,209,812            --         6,040,962
  Dividends to Shareholders..............           --            --   $ 5,202,408(1)      5,202,408
  Capital shares redeemed................      939,980       129,346            --         1,069,326
  Investment adviser (Note 2)............       46,441        16,446            --            62,887
  Distributor (Note 2)...................        6,800        18,024            --            24,824
Accrued expenses and other liabilities...      235,841     1,341,552       (86,261)(2)     1,491,132
                                           -----------   -----------    ----------      ------------
Total liabilities........................    7,793,262     3,715,180     5,116,147        16,624,589
                                           -----------   -----------    ----------      ------------

                     PRO FORMA COMBINED STATEMENT OF ASSETS


                              AND LIABILITIES FOR


                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND


                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.


                     AS OF OCTOBER 31, 1997 -- (CONCLUDED)


                                  (UNAUDITED)



                                           CONVERTIBLE     GLOBAL                      PRO FORMA FOR
                                              FUND       CONVERTIBLE   ADJUSTMENTS     COMBINED FUND
                                           -----------   -----------   ----------      ------------
NET ASSETS:
Net Assets...............................  $86,825,865   $28,922,287   $(5,116,147)    $ 110,632,005
NET ASSETS CONSIST OF:
Class A Common Stock, $0.10 par value,
  100,000,000 shares authorized..........  $   605,951   $    29,199   $    (5,198)    $     629,952
Class B Common Stock, $0.10 par value,
  100,000,000 shares authorized..........       51,306       149,016       (25,987)          174,335
Class C Common Stock, $0.10 par value,
  100,000,000 shares authorized..........        9,801         9,367        (1,656)           17,512
Class D Common Stock, $0.10 par value,
  100,000,000 shares authorized..........       12,100        55,764        (9,948)           57,916
Paid-in capital in excess of par.........   82,009,882    21,584,498       129,050       103,723,430
Undistributed investment income -- net...      694,690            --      (694,690)                0
Accumulated distributions in excess of
  investment income -- net...............           --       (48,084)       48,084                 0
Undistributed realized capital gains on
  investments -- net.....................      767,700     3,788,102    (4,555,802)                0
Unrealized appreciation on
  investments -- net.....................    2,674,435     3,354,425            --         6,028,860
                                           -----------   -----------    ----------      ------------
Net assets...............................  $86,825,865   $28,922,287   $(5,116,147)    $ 110,632,005
                                           -----------   -----------    ----------      ------------
NET ASSET VALUE:
Class A:
  Net assets.............................  $77,478,436   $ 3,465,875   $(1,693,194)    $  79,251,117
  Shares outstanding.....................    6,059,510       291,989       (51,982)        6,299,517
  Net asset value........................  $     12.79   $     11.87            --     $       12.58
Class B:
  Net assets.............................  $ 6,549,530   $17,730,531   $(2,382,628)    $  21,897,433
  Shares outstanding.....................      513,064     1,490,162      (259,877)        1,743,349
  Net asset value........................  $     12.77   $     11.90            --     $       12.56
Class C:
  Net assets.............................  $ 1,251,405   $ 1,112,046   $  (163,306)    $   2,200,145
  Shares outstanding.....................       98,006        93,671       (16,554)          175,123
  Net asset value........................  $     12.77   $     11.87            --     $       12.56
Class D:
  Net assets.............................  $ 1,546,494   $ 6,613,835   $  (877,019)    $   7,283,310
  Shares outstanding.....................      121,004       557,641       (99,486)          579,159
  Net asset value........................  $     12.78   $     11.86            --     $       12.58
*Identified cost.........................  $86,534,684   $27,236,881            --     $ 113,771,565


---------------

(1) Reflects the payment of undistributed net investment income and undistributed realized capital gains.


(2) Reflects the charge for estimated Reorganization expenses of $200,000 and anticipated savings of the Reorganization.


                       See Notes to Financial Statements.

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 1997
                                  (UNAUDITED)


     The following unaudited Pro Forma Combined Statement of Operations for Convertible Fund and Global Convertible has been derived from the Statements of Operations of Convertible Fund and Global Convertible as of October 31, 1997 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on November 1, 1996. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on November 1, 1996. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the Annual Report to Stockholders of Convertible Fund for the fiscal year ended August 31, 1997 and from the Global Convertible audited financial statements and related notes from the Annual Report to Shareholders of Global Convertible for the year ended October 31, 1997.



                                                     CONVERTIBLE     GLOBAL                      PRO FORMA FOR
                                                        FUND       CONVERTIBLE   ADJUSTMENTS     COMBINED FUND
                                                     -----------   -----------   -----------     -------------
INVESTMENT INCOME (NOTES 1D & 1E):
Interest and discount earned*......................  $10,360,703   $ 1,585,213           --       $11,945,916
Dividends**........................................    3,882,778       637,281           --         4,520,059
                                                                                         --
                                                     -----------    ----------    ---------       -----------
Total income.......................................   14,243,481     2,222,494           --        16,465,975
EXPENSES:
Investment advisory fees (Note 2)..................    1,503,127       301,179           --         1,804,306
Account maintenance and distribution fees -- Class
  B (Note 2).......................................       11,957       267,689           --           279,646
Dividends on securities sold short.................      191,197            --           --           191,197
Accounting services (Note 2).......................       86,408        69,859    $ (46,400)(2)       109,867
Printing and shareholder reports...................       65,588        90,433      (87,730)(2)        68,291
Transfer agent fees -- Class A (Note 2)............      104,458        36,491           --           140,949
Professional fees..................................       68,112        65,021      (66,883)(2)        66,250
Transfer agent fees -- Class B (Note 2)............        2,287       114,858           --           117,145
Directors' fees and expenses.......................       49,450        45,388      (49,638)(2)        45,200
Registration fees (Note 1f)........................       11,099        67,344           --            78,443
Custodian fees.....................................       25,897        15,132           --            41,029
Listing fees.......................................       35,610            --      (35,610)(2)            --
Interest on securities sold short..................       33,136            --           --            33,136
Transfer agent fees -- Class D (Note 2)............          510        28,456           --            28,966
Amortization of organization expenses (Note 1f)....       27,827            --           --            27,827
Account maintenance and distribution fees -- Class
  C (Note 2).......................................        2,211        24,342           --            26,553
Account maintenance fees -- Class D (Note 2).......          702        18,545           --            19,247
Pricing fees.......................................        2,769         9,942           --            12,711
Transfer agent fees -- Class C (Note 2)............          433        11,193           --            11,626
Other..............................................       17,805         4,519      200,000(1)        222,324
                                                                                         --
                                                     -----------    ----------    ---------       -----------
Total expenses.....................................    2,240,583     1,170,391      (86,261)        3,324,713
                                                     -----------    ----------    ---------       -----------
Investment income -- net...........................   12,002,898     1,052,103       86,261        13,141,262
                                                     -----------    ----------    ---------       -----------

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                    MERRILL LYNCH CONVERTIBLE FUND, INC. AND
                  MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
          FOR THE TWELVE MONTHS ENDED OCTOBER 31, 1997 -- (CONCLUDED)
                                  (UNAUDITED)


                                                     CONVERTIBLE     GLOBAL                      PRO FORMA FOR
                                                        FUND       CONVERTIBLE   ADJUSTMENTS     COMBINED FUND
                                                     -----------   -----------   -----------     -------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS -- NET (NOTES
  1B, 1C, 1E & 3):
Realized gain (loss) from:
  Investments -- net...............................  $58,362,184   $ 4,313,181           --       $62,675,365
  Foreign currency transactions -- net.............     (101,691)     (961,097)          --        (1,062,788)
  Income taxes on realized gain on investments.....   (4,841,320)           --           --        (4,841,320)
                                                     -----------    ----------                    -----------
Total realized gain................................   53,419,173     3,352,084           --        56,771,257
                                                     -----------    ----------                    -----------
Change in unrealized appreciation/depreciation on:
  Investments -- net...............................  (25,748,374)    3,226,474           --       (22,521,900)
  Foreign currency transactions -- net.............       (2,875)      (63,442)          --           (66,317)
                                                     -----------    ----------                    -----------
Total change in unrealized
  appreciation/depreciation........................  (25,751,249)    3,163,032           --       (22,588,217)
                                                     -----------    ----------                    -----------
Net realized and unrealized gain on investments and
  foreign currency transactions....................   27,667,924     6,515,116           --        34,183,040
                                                     -----------    ----------                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................  $39,670,822   $ 7,567,219       86,261       $47,324,302
                                                     ===========    ==========                    ===========
 * Net foreign withholding tax on interest.........           --   $     6,762           --       $     6,762
** Net foreign withholding tax on dividends........           --   $       963           --       $       963


---------------

(1) Reflects the charge for estimated Reorganization expenses of $200,000.

(2) Reflects the anticipated savings of the Reorganization.

                         See Notes to Financial Statements

                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                AND MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES:

     Merrill Lynch Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     (b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

     (c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not

                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                AND MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

             NOTES TO PRO FORMA FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

      entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

     - Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     - Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

       When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

       Written and purchased options are non-income producing investments.

     (d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

     (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded

                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                AND MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

             NOTES TO PRO FORMA FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

     (g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

     (h) Short Sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the marked value of the stock exceeds the market value of the securities in the segregated account.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Fund has entered into a Management Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), which is the limited partner. The Fund has also entered into Distribution Agreements and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

     MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

     Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                              ACCOUNT MAINTENANCE FEE     DISTRIBUTION FEE
                                              -----------------------     ----------------
            Class B                                    0.25%                    0.75%
            Class C                                    0.25%                    0.75%
            Class D                                    0.25%                       --

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account

                      MERRILL LYNCH CONVERTIBLE FUND, INC.
                AND MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.


              NOTES TO PRO FORMA FINANCIAL STATEMENTS (CONCLUDED)

                                  (UNAUDITED)

maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

     For the twelve months ended October 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the combined Fund's Class A and Class D shares as follows:

                                                MERRILL LYNCH                MERRILL LYNCH
                                            CONVERTIBLE FUND, INC.   GLOBAL CONVERTIBLE FUND, INC.
                                            ----------------------   -----------------------------
          Class A:
            MLFD                                   $  5,628                     $    42
            MLPF&S                                 $  5,893                     $   519
          Class D:
            MLFD                                   $  2,858                     $   395
            MLPF&S                                 $ 34,333                     $ 5,780

     For the twelve months ended October 31, 1997, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

                                                MERRILL LYNCH                MERRILL LYNCH
                                            CONVERTIBLE FUND, INC.   GLOBAL CONVERTIBLE FUND, INC.
                                            ----------------------   -----------------------------
          Class B:                                 $ 22,602                    $ 209,470
          Class C:                                 $  2,269                    $   1,308

     During the twelve months ended October 31, 1997, the combined Funds paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $663 and $59 for security price quotations to compute the net asset value of Merrill Lynch Convertible Fund, Inc. and Merrill Lynch Global Convertible Fund, Inc., respectively.

     Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

     Accounting services are provided to the Fund by MLAM at cost.

     Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     Reference is made to Article V of Registrant's Amended and Restated Articles of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.


(1)(a)    -- Form of Amended and Restated Articles of Incorporation of the Registrant.(a)
(1)(b)    -- Form of Articles Supplementary to Amended and Restated Articles of Incorporation
             of the Registrant.(a)
(2)       -- By-Laws of the Registrant, as amended.(a)
(3)       -- Not applicable.
(4)       -- Form of Agreement and Plan of Reorganization between the Registrant and Merrill
             Lynch Global Convertible Fund, Inc.(b)
(5)       -- Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation, as amended and restated, and the
             By-Laws, as amended, of the Registrant.(c)
(6)(a)    -- Form of Management Agreement between the Registrant and Merrill Lynch Asset
             Management, L.P. ("MLAM").(d)
(6)(b)    -- Form of Sub-Advisory Agreement between MLAM and Merrill Lynch Asset Management
             U.K. Limited.(d)
(7)(a)    -- Form of Class A Shares Distribution Agreement between the Registrant and Merrill
             Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(d)
(7)(b)    -- Form of Class B Shares Distribution Agreement between the Registrant and Merrill
             Lynch Funds Distributor, Inc.(including Form of Selected Dealers Agreement).(d)
(7)(c)    -- Form of Class C Shares Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(d)
(7)(d)    -- Form of Class D Shares Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(d)
(8)       -- None.
(9)       -- Form of Custodian Agreement between the Registrant and State Street Bank and Trust
             Company.
(10)(a)   -- Form of Class B Shares Distribution Plan of the Registrant (including Class B
             Shares Distribution Plan Sub-Agreement).(d)
(10)(b)   -- Form of Class C Shares Distribution Plan of the Registrant (including Class C
             Shares Distribution Plan Sub-Agreement).(d)
(10)(c)   -- Form of Class D Shares Distribution Plan of the Registrant (including Class D
             Shares Distribution Plan Sub-Agreement).(d)
(10)(d)   -- Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(e)
(11)      -- Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
(12)      -- Private Letter Ruling from the Internal Revenue Service.(f)
(13)      -- Not applicable.
(14)(a)   -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.

(14)(b)   -- Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Global
             Convertible Fund, Inc.
(15)      -- Not applicable.
(16)      -- Power of Attorney.(g)
(17)(a)   -- Declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 of the
             Registrant (incorporated by reference to Registrant's Registration Statement on
             Form N-1A, filed June 6, 1997).
(17)(b)   -- Prospectus dated December 29, 1997, and Statement of Additional Information dated
             December 29, 1997, of the Registrant.
(17)(c)   -- Prospectus dated February 24, 1997, and Statement of Additional Information dated
             February 24, 1997, of Merrill Lynch Global Convertible Fund, Inc.
(17)(d)   -- Annual Report to Stockholders of the Registrant for the fiscal year ended August
             31, 1997.
(17)(e)   -- Annual Report to Stockholders of Merrill Lynch Global Convertible Fund, Inc. for
             the fiscal year ended October 31, 1997.


---------------
(a) Filed on August 4, 1997, as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-28619) under the Securities Act of 1933 (the "Registration Statement").

(b) Included in Exhibit I to the Proxy Statement Prospectus contained in this Registration Statement.

(c) Reference is made to Articles IV, V (Sections 3, 5, 6 and 7), VI, VII and IX of the Registrant's Amended and Restated Articles of Incorporation, as supplemented, filed as Exhibits 1(a) and 1(b) to the Registration Statement; and to Articles II, III (Sections 1, 3, 5 and 6), VI, VII, XIII and XIV of the Registrant's By-Laws, as amended, filed as Exhibit 2 to the Registration Statement.

(d) Filed on June 6, 1997, as an Exhibit to the Registration Statement.

(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996 relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).


(f) To be filed by post-effective amendment.



(g) Included on the signature page of the Registrant's Registration Statement on Form N-14 filed on December 5, 1997 and incorporated by reference herein.



ITEM 17.  UNDERTAKINGS.


     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.


     (3) The Registrant undertakes to file, by post-effective amendment, a copy of the Internal Revenue Service private letter ruling applied for within a reasonable time after receipt of such ruling.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 6th day of January, 1998.


                                         MERRILL LYNCH CONVERTIBLE FUND, INC.
                                                       (Registrant)


                                                  /s/ TERRY K. GLENN


                                          --------------------------------------

                                             (Terry K. Glenn, Executive Vice
                                                       President)



     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



             SIGNATURES                                TITLE                       DATE
-------------------------------------    ----------------------------------  -----------------
           ARTHUR ZEIKEL*                President (Principal Executive
-------------------------------------      Officer)
           (Arthur Zeikel)                 and Director


         GERALD M. RICHARD*              Treasurer (Principal Financial and
-------------------------------------      Accounting Officer)
         (Gerald M. Richard)


         JAMES H. BODURTHA*              Director
-------------------------------------
         (James H. Bodurtha)


         HERBERT I. LONDON*              Director
-------------------------------------
         (Herbert I. London)


          ROBERT R. MARTIN*              Director
-------------------------------------
         (Robert R. Martin)


           JOSEPH L. MAY*                Director
-------------------------------------
           (Joseph L. May)


          ANDRE F. PEROLD*               Director
-------------------------------------
          (Andre F. Perold)


*By:     /S/  TERRY K. GLENN                                                   January 6, 1998
-------------------------------------
 (Terry K. Glenn, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT NO.
-----------
(9)            -- Form of Custodian Agreement between the Registrant and State Street Bank and
                  Trust Company.
(11)           -- Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
(14)(a)        -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)(b)        -- Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Global
                  Convertible Fund, Inc.
(17)(b)        -- Prospectus dated December 29, 1997, and Statement of Additional Information dated
                  December 29, 1997, of the Registrant.
(17)(c)        -- Prospectus dated February 24, 1997, and Statement of Additional Information dated
                  February 24, 1997, of Merrill Lynch Global Convertible Fund, Inc.
(17)(d)        -- Annual Report to Stockholders of the Registrant for the fiscal year ended August
                  31, 1997.
(17)(e)        -- Annual Report to Stockholders of Merrill Lynch Global Convertible Fund, Inc. for
                  the fiscal year ended October 31, 1997.